As filed with the Securities and Exchange             Registration No. 333-15817
Commission on April 16, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 4 TO
                             REGISTRATION STATEMENT
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

--------------------------------------------------------------------------------

       Variable Life Account B of Aetna Life Insurance and Annuity Company

                    Aetna Life Insurance and Annuity Company

            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56

        Depositor's Telephone Number, including Area Code: (860) 273-4686
--------------------------------------------------------------------------------

                           Julie E. Rockmore, Counsel
                    Aetna Life Insurance and Annuity Company
            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56
                (Name and Complete Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

      -------- immediately upon filing pursuant to paragraph (b) of Rule 485

         X
      --------     on May 3, 1999 pursuant to paragraph (b) of Rule 485

      -------- this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                             VARIABLE LIFE ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

                              Cross Reference Sheet

N-8B-2
Item No.     Part I - Prospectus
1            Cover Page; The Separate Account; The Company and Management

2            Cover Page; The Separate Account; The Company and Management

3            Not Applicable

4            Distribution of the Certificates

5            The Separate Account; The Company and Management

6            The Separate Account; The Company and Management

7            Not Applicable

8            Not Applicable

9            Additional Information - Legal Matters

10           The Separate Account; Certificate Rights; Certificate Choices;
             Additional Information; Miscellaneous Certificate Provisions;
             Termination or Change in Coverage; Allocation of Premiums - Fund
             Additions, Deletions or Substitutions

11           Allocation of Premiums - The Funds

12           Allocation of Premiums - The Funds

13           Charges & Fees

14           Certificate Choices

15           Allocation of Premiums; Certificate Choices; Certificate Values

16           The Separate Account; Allocation of Premiums - The Funds;
             Certificate Values

17           Certificate Rights

18           The Separate Account

19           Additional Information - Reports to Owners

20           Not Applicable

21           Certificate Rights - Certificate Loans

22           Not Applicable


N-8B-2
Item No.     Part I - Prospectus

23           The Company and Management

24           Not Applicable

25           The Company and Management

26           Not Applicable

27           The Company and Management

28           The Company and Management

29           The Company and Management

30           Not Applicable

31           Not Applicable

32           Not Applicable

33           Not Applicable

34           Not Applicable

35           Additional Information - State Regulation

36           Not Applicable

37           Not Applicable

38           Additional Information - Distribution of the Certificates

39           The Company and Management

40           Not Applicable

41           The Company and Management

42           Not Applicable

43           Not Applicable

44           Charges & Fees; Certificate Values

45           Not Applicable

46           The Separate Account; Certificate Values

47           Not Applicable

48           Not Applicable

49           Not Applicable

50           The Separate Account

51           Cover Page; Certificate Choices


N-8B-2
Item No.     Part I - Prospectus
52           Allocation of Premiums - Fund Additions, Deletions or
             Substitutions; Termination or Change in Coverage

53           Tax Matters

54           Not Applicable

55           Not Applicable

56           Not Applicable

57           Not Applicable

58           Not Applicable

59 Financial Statements of Separate Account; Financial Statements of Insurance Company


Variable Life Account B

Aetna Life Insurance and Annuity Company (the "Company")
151 Farmington Avenue
Hartford, Connecticut 06156
(800)-677-4636
Prospectus Dated May 3, 1999
Flexible Premium Group Variable Universal Life Insurance for New York State United Teachers Benefit Trust

("NYSUT Benefit Trust")

This Prospectus describes Certificates that provide life insurance coverage for eligible Members of New York State United Teachers "NYSUT" and their spouses and children. The Company issues the Certificates under a group Policy held by NYSUT Benefit Trust.


The Certificates allow you to make flexible premium payments, as long as you pay enough premiums to:

o cover charges, or

o qualify for the Certificate's No Lapse Coverage, which is available during the first 5 years after the Certificate's issuance or after a coverage increase.

You may choose (and later change) whether the amount of the Certificate's death benefit coverage generally remains constant or varies with the Certificate's account value. We pay the death benefit when the insured person dies. You also may choose to (a) borrow from the Certificate; (b) surrender the Certificate in whole or part; (c) increase or decrease insurance coverage; and (d) elect certain optional supplemental benefits. These choices are subject to limitations described in this Prospectus.

Your account value is the amount of Net Premiums you pay, increased (or decreased) by the investment return (positive or negative) the Net Premiums earn, less the charges described in this Prospectus. You decide whether your account value is invested in Variable Life Account B under one or more Variable Options, and/or in the Fixed Account. The account value you invest in each Variable Option is not guaranteed and will vary with the investment performance of an associated Fund. The attached Fund prospectuses provide detailed information about these associated Funds.

The Variable Options are:

o Aetna Ascent VP                                     o Janus Aspen Aggressive Growth Portfolio
o Aetna Balanced VP, Inc.                             o Janus Aspen Balanced Portfolio
o Aetna Income Shares d/b/a Aetna Bond VP             o Janus Aspen Growth Portfolio
o Aetna Crossroads VP                                 o Janus Aspen Worldwide Growth Portfolio

o Aetna Variable Fund d/b/a Aetna Growth and          o Oppenheimer Global Securities Fund/VA
  Income VP                                           o Oppenheimer Strategic Bond Fund/VA

o Aetna Index Plus Large Cap VP                       o Portfolio Partners MFS Emerging Equities
o Aetna Legacy VP                                       Portfolio
o Aetna Variable Encore Fund d/b/a Aetna Money        o Portfolio Partners MFS Research Growth Portfolio
  Market VP                                           o Portfolio Partners MFS Value Equity Portfolio

o Fidelity Variable Insurance Products Fund (VIP)     o Portfolio Partners Scudder International Growth
  Equity-Income Portfolio                               Portfolio
o Fidelity Variable Insurance Products Fund II        o Portfolio Partners T. Rowe Price Growth Equity
  (VIP II)--Contrafund Portfolio Portfolio


Net Premiums allocated to the Fixed Account earn fixed rates of interest. We determine these rates periodically, but we guarantee that they will never be less than 4% a year.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with a Certificate may not be in your best interest. The Certificates have a "free look" period during which you may return the Certificate to us for a refund. (See Right of Certificate Examination)

In certain circumstances, NYSUT Benefit Trust or the Company may terminate the group Policy and outstanding Certificates (including your coverage) without your consent. (See Termination or Change in Coverage) Also, NYSUT Benefit Trust, by agreement with the Company, may make changes in the Certificate (and your coverage) without your consent. Your consent is required, however, if such changes result in a reduction in benefits or an increase in guaranteed charges.

You should read the Prospectus and the attached prospectus for any available Fund if you are considering buying a Certificate or exercising elections under a Certificate. You should also keep them for future reference. You can obtain any Fund's Statement of Additional Information ("SAI"), which provides more information about a Fund, by calling (800) 677-4636.

Additional Disclosure Information. The SEC has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Getting Additional Information. This Prospectus and other information about Variable Life Account B required to be filed with the Securities and Exchange Commission (SEC) can be found in the SEC's web site at http://www.sec.gov. You can get copies of this information by visiting the SEC's Public Reference Room or writing the SEC Public Reference Section, Washington, D.C. 20549-6009, and paying a duplicating fee. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

Table of Contents


Definitions ..........................................................  v
The Separate Account .................................................  1
Charges & Fees .......................................................  1
  Premium Load .......................................................  1
   Charges and Fees Assessed Against the Total Account Value..........  1
    Monthly Deduction ................................................  1
    Cost of Insurance ................................................  2
    Certificate Fee ..................................................  2
    Charges for Supplemental Benefits ................................  2
    Transfer and Partial Surrender Charges ...........................  2
  Charges Assessed Against the Separate Account ......................  3
    Mortality and Expense Risk Charge ................................  3
  Charges Assessed Against the Underlying Funds ......................  3
Allocation of Premiums ...............................................  5
  The Funds ..........................................................  5
  Mixed and Shared Funding; Conflicts of Interest ....................  7
  Fund Additions, Deletions or Substitutions .........................  7
  Limits Imposed by the Funds ........................................  7
  Fixed Account ......................................................  7
Certificate Choices ..................................................  9
  Premium Payments ...................................................  9
  Commencement of Coverage ...........................................  9
  5-Year No Lapse Coverage Provision ................................. 10
  Death Benefit Options .............................................. 10
  Transfers .......................................................... 11
  Telephone Transfers ................................................ 11
  Transfer Limitations ............................................... 11
  Automated Transfers (Dollar Cost Averaging) ........................ 12
Termination or Change in Coverage .................................... 13
Certificate Values ................................................... 15
  Total Account Value ................................................ 15
  Accumulation Unit Value ............................................ 15
  Maturity Value ..................................................... 15
Certificate Rights ................................................... 16
  Full Surrenders .................................................... 16
  Partial Surrenders ................................................. 16
  Paid-Up Nonforfeiture Option ....................................... 16
  Grace Period ....................................................... 17
  Reinstatement of a Lapsed Certificate .............................. 17
  Certificate Loans .................................................. 18
Certificate Changes .................................................. 19
  Increase in Specified Amount ....................................... 19
  Decrease in Specified Amount ....................................... 19
  Change in Death Benefit Option ..................................... 19
  Right of Certificate Examination ................................... 20
  Supplemental Benefits .............................................. 20
Certificate Settlement ............................................... 20
  Settlement Options ................................................. 21
  Calculation of Variable Payment Settlement Option Values ........... 22
The Company and Management ........................................... 22

Additional Information ............................................  26
  Reports to Owners ...............................................  26
  Right to Instruct Voting of Fund Shares .........................  26
  State Regulation ................................................  26
  Legal Matters ...................................................  26
  The Registration Statement ......................................  26
  Distribution of the Certificates ................................  26
  Independent Auditors ............................................  27
  Year 2000 .......................................................  27
Tax Matters .......................................................  28
  Federal Tax Status of the Company ...............................  28
  Life Insurance Qualification ....................................  28
  General Rules ...................................................  29
  Modified Endowment Contracts ....................................  29
  Diversification Standards .......................................  30
  Investor Control ................................................  30
  Withholding .....................................................  30
  Other Tax Considerations ........................................  30
Miscellaneous Certificate Provisions ..............................  31
  The Certificates ................................................  31
  Payment and Deferral of Benefits ................................  31
  Suicide and Incontestability ....................................  32
  Protection of Proceeds ..........................................  32
  Nonparticipation ................................................  32
  Changes in Owner and Beneficiary; Assignment ....................  32
  Performance Reporting and Advertising ...........................  32
   Illustrations of Death Benefit and Total Account Values.........  33
Financial Statements of Separate Account .......................... S-1
Financial Statements of the Company ............................... F-1


This prospectus does not constitute an offer in any jurisdiction where prohibited. No dealer, salesman or other person is authorized to give any information or make any representation in connection with this offering other than those contained in this prospectus, or other sales material authorized by the company and, if given or made, such other information or representations must not be relied upon.

The purpose of the certificates is to provide insurance protection. Life insurance is a long-term investment. Owners should consider their need for insurance coverage and the certificates' long-term investment potential. We do not claim that the certificates are in any way similar or comparable to an investment in a mutual fund.

Definitions

Accumulation Unit: A unit used to measure the value of the Owner's interest in each applicable Variable Option.

Attained Age: An Insured's age (as of his or her closest birthday) nearest the Certificate Issue Date, plus the number of full Certificate Years elapsed.

Amount at Risk: The Death Benefit under a Certificate divided by 1.0032737, minus the Certificate's Total Account Value.

Annuitant: A person whose life determines the amount of life contingent annuity payments.

Annuity: A series of payments for life or for a definite period.

Basic Monthly Premium: The minimum amount of premium that you must pay to keep the 5-year No Lapse Coverage in effect, assuming there have been no Certificate Loans or Partial Surrenders.

Certificate Loan: The amount received by borrowing from the Total Account Value.

Certificate Year/Certificate Anniversary: The first Certificate Year is the 12-month period beginning on the Issue Date of the Certificate. Your Certificate Anniversary is the Certificate Issue Date plus 1 year, 2 years, etc.

Company: Aetna Life Insurance and Annuity Company.

Cost of Insurance: A monthly charge related to the Company's expected mortality cost for an Insured's basic insurance coverage under a Certificate. This charge does not include any supplemental benefit provisions that you elect through a Certificate rider. The charge is equal to the Amount at Risk for the Insured on the Monthly Deduction Day, multiplied by that Insured's monthly Cost of Insurance rate.

Death Benefit: The amount we pay following an Insured's death. We describe this payment in the Death Benefit Options section. Payment of the Death Benefit is subject to all provisions contained in the Certificate.

Death Benefit Option: Either of the two methods that you may elect for determining a Death Benefit.

Fixed Account: A non-variable funding option available under the Certificates that guarantees a minimum interest rate of 4% per year.

Fixed Account Value: The portion of a Certificate's Total Account Value held in the Fixed Account. The Fixed Account Value is part of the general assets of the Company.

Full Surrender: Your right to terminate a Certificate in exchange for payment of its Surrender Value.

Fund(s): One or more of the mutual funds (open-end management investment companies or a separate series thereof) available under the Certificate. Our Separate Account purchases shares of the Funds to fund the benefits provided by the Certificates.

Grace Period: The 61-day period beginning on any Monthly Deduction Day on which a Certificate's Surrender Value is insufficient to cover the current Monthly Deduction. A similar Grace Period also applies if the amount of any loan and any accrued loan interest exceeds the Total Account Value. The Certificate will lapse without value at the end of the Grace Period unless a sufficient payment is received by the Company or unless the 5-year No Lapse Coverage is in effect.

Home Office: The Company's principal executive offices at 151 Farmington Avenue, Hartford, Connecticut 06156.

Insured: The person on whose life a Certificate is issued. For initial or continued coverage, an Insured must be (a) a Member or (b) an Insured Member's spouse. However, we do not offer coverage for an Insured Member's spouse if the spouse's Attained Age is 80 or older at the Issue Date of the spouse's Certificate.

Issue Date: The Issue Date for a Certificate, or for a Specified Amount increase, is stated in the Certificate Specifications or Supplemental Certificate Specifications in your Certificate.

Loan Account Value: The sum of all unpaid Certificate Loans. To repay Certificate Loans in full, you must pay the Loan Account Value plus any accrued interest.

Loan Value: 90% of the Total Account Value of a Certificate.

Maturity Date: The Certificate Anniversary on which the Insured's Attained Age is 100.

Member: An eligible member of NYSUT or a NYSUT agency fee payer.

Monthly Deduction: A monthly charge assessed against the Total Account Value. The Monthly Deduction includes the Cost of Insurance, the Certificate fee and any charges for supplemental benefit riders.

Monthly Deduction Day: The first Monthly Deduction Day is the Issue Date. Monthly Deduction Days occur each month thereafter on the same day as the Issue Date of the Certificate.

Net Premium: The Net Premium equals the amount of the premium you pay less the then-current Premium Load deduction.

Net Single Premium: The amount required to purchase a guaranteed benefit (using the Insured's Age and premium class) if the Net Premium is allocated to the Fixed Account. The Net Single Premium is determined using a guaranteed interest rate of 4% per year and the Certificate's guaranteed maximum Cost of Insurance rates.

No Lapse Coverage: A provision in the Certificate providing that, if at least the Basic Monthly Premiums are paid, a Certificate will remain in force for a period of at least 5 years beginning on the (a) Issue Date or (b) the Issue Date of an increase in Specified Amount. Under this provision, the Certificate remains in force even if the Surrender Value is insufficient to pay the current Monthly Deduction.


Owner: The person to whom a Certificate is issued. The Owner is entitled to exercise all rights under the Certificate, and is also referred to as "you." Unless otherwise specified in the Certificate or application form, the Certificate is owned by the Insured.


Partial Surrender: The amount you receive in cash by surrendering a part of a Certificate.

Planned Premiums: Premiums we agree to bill.


Policy: The group life insurance contract owned by NYSUT Benefit Trust, pursuant to which the Certificates are issued. The Certificates are subject to the terms of the Policy.


Pro-Rata Basis: In the same proportion that each of the Variable Options and the Fixed Account Value under a Certificate bear to the sum of Certificate's Separate Account Value and Fixed Account Value.

SEC: Securities and Exchange Commission.

Separate Account: A separate account maintained by the Company for the purpose of funding the Certificates; Variable Life Account B.

Separate Account Value: The portion of a Certificate's Total Account Value attributable to the variable portion of the Certificate. The variable portion of the Certificate includes all amounts held in one or more of the Variable Options.

Settlement Option(s): The method(s) by which payment may be made (a) from a Death Benefit, (b) at the Maturity Date, or (c) at the Full Surrender of a Certificate.

Specified Amount: The amount chosen by the Owner at enrollment that is used in determining the Death Benefit. The Owner may increase or decrease the Specified Amount as described in this Prospectus.

Surrender Value: The Total Account Value on the date of surrender, less (a) the Loan Account Value and (b) any accrued interest.

Total Account Value: The sum of the (a) Fixed Account Value, the (b) Separate Account Value and the (c) Loan Account Value.

Valuation Date: The date and time when we calculate the Accumulation Unit Value of a Variable Option. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.

Valuation Period: The period of time between successive Valuation Dates.

Variable Option: One or more of the variable funding options available under the Certificate as described in this Prospectus.

we, our, us, Company: Aetna Life Insurance and Annuity Company.

Written Request: A request in writing, in a form satisfactory to us and received by us at the Home Office.

you, your: The person entitled to purchase or exercise any rights or privileges under a Certificate or a Settlement Option. This is generally the Owner (or, during a Settlement Option, the payee).

                       THIS PAGE INTENTIONALLY LEFT BLANK

The Separate Account

Our Variable Life Account B is the Separate Account that supports the Variable Options. If you allocate any of your Total Account Value to the Variable Options, that value is invested in the Separate Account. The Separate Account purchases shares of the Funds to fund the benefits provided by the Certificates. We describe the currently available Funds, their investment objectives, and their investment advisers in this Prospectus. Each Fund also has a prospectus, which contains complete descriptions of the Fund's investment objectives, investment restrictions and other material information relating to an investment in the Fund. Any and all Fund distributions for Fund shares held by the Separate Account will be reinvested in additional Fund shares at net asset value.

We created Variable Life Account B in 1986 under Connecticut law. We hold the Separate Account's assets to satisfy the claims of the Certificate Owners to the extent that they have allocated amounts to the Separate Account. Our other creditors could reach only those Separate Account assets (if any) that are in excess of the amount of our reserves and liabilities under the Certificates with respect to the Separate Account. The Company is responsible for meeting all obligations to Owners under the Certificates.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of separate account under the federal securities laws. The registration of the Separate Account involves no approval or disapproval by the SEC of the Separate Account or the Company's management or investment practices or policies. The Company does not guarantee the Separate Account's investment performance.

Charges & Fees

Premium Load

We deduct a charge equal to 8% of the premium before the premium is allocated to the Certificate's Total Account Value. We use the proceeds of this charge to cover certain expenses and taxes associated with the sales, start-up and maintenance of the Certificates. We reserve the right to increase this charge to not more than 10% under both new and previously-issued Certificates.

Charges and Fees Assessed Against the Total Account Value

When we assess charges and fees against the Total Account Value, we deduct them from each of a Certificate's Variable Options and the Fixed Account Value on a Pro Rata Basis. This means we deduct charges in proportion to the amount of Total Account Value you then have in each of the investment options.

Monthly Deduction. The Monthly Deduction includes the Cost of Insurance, a Certificate fee, and any charges for supplemental benefits. We deduct the first Monthly Deduction on the Issue Date, even if the Issue Date is earlier than the date the application form for a Certificate is signed. Monthly Deductions then occur on each Monthly Deduction Day thereafter. If the Certificate's issuance is delayed due to underwriting requirements, we will not assess charges until we complete the underwriting and approve the application for the Certificate.

For a discussion of when insurance coverage and investment performance commence under a Certificate, see Commencement of Coverage.

Cost of Insurance. The Cost of Insurance charge is based on (a) the cost of our base insurance rates under a Certificate and (b) our Amount at Risk, on the date of the deduction. (Base insurance rates do not include any supplemental benefits you elect through a Certificate rider.)


The Cost of Insurance charge is equal to (a) the Certificate's Amount at Risk on the Monthly Deduction Day, (b) multiplied by a monthly Cost of Insurance rate. Our Amount at Risk at any time is approximately the difference between the Certificate's then-applicable Death Benefit and its Total Account Value. An increase in the Total Account Value or a decrease in the Death Benefit will result in a smaller Cost of Insurance charge. A decrease in the Total Account Value or an increase in the Death Benefit will result in a larger Cost of Insurance charge.

The Cost of Insurance rate generally increases over the life of a Certificate. The rate is based on the Insured's Attained Age and risk class. The Cost of Insurance rates for "standard risk" Insureds will not exceed those based on a 50% male/50% female blend under the 1980 Commissioners Standard Ordinary Mortality Table, smoker or non-smoker (1980 Tables). "Substandard risk" Insureds have monthly deductions based on Cost of Insurance rates that may be higher than those in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk is included in each Certificate. We may adjust the monthly Cost of Insurance rates from time to time, but they will never exceed the applicable guaranteed maximum rates.


Current cost of insurance rates are generally lowest for Certificates having Specified Amounts of at least $250,000. We expect to review our current cost of insurance rates at least annually in light of the actual mortality experience of participants under the NYSUT Benefit Trust group Policy. In many cases, we expect that these periodic reviews will result in upward or downward revisions to the current Cost of Insurance rates. These rate revisions will apply both to previously and subsequently-issued Certificates. We use the same Cost of Insurance rates for male and female insureds. Our rates will generally be lower for non-smokers than for smokers. We also offer preferred Cost of Insurance rates for both smokers and non-smokers who meet more stringent requirements than do standard risk smokers and non-smokers, respectively. If an Insured classified "smoker" changes his or her smoking habits so as to fall within our non-smoker category, he or she may make a Written Request for reclassification after the first Certificate Year.


We base Cost of Insurance rates for an increase in Specified Amount on the Insured's risk class at the time of the increase. You must provide evidence of insurability.


Certificate Fee. The Monthly Deduction also includes a Certificate fee of $14 a month during the first Certificate Year, or the first year of an increase in Specified Amount. This fee starts on the Issue Date of the Certificate and the date of the increase. The Certificate fee then drops to $6 a month. We use the proceeds of this charge for administrative expenses, such as risk underwriting and Certificate issuance, premium billing and collection, Certificate value calculation, confirmation of Certificate transactions, and periodic reports to Owners. We reserve the right to raise this charge, both for new and previously-issued Certificates. The maximum charge is $19 a month during the first Certificate Year (whether from the Issue Date of the Certificate or after an increase in Specified Amount) and $11 a month thereafter. We do not expect the monthly Certificate fee to exceed our actual annual administrative costs over time.

Charges for Supplemental Benefits. The Monthly Deduction includes a supplemental benefits charge if you elect any supplemental benefits. (You may elect supplemental benefits by adding riders to the Certificate.) The amount of this charge varies depending on the riders you select. The charge is described in each applicable Certificate rider.

Transfer and Partial Surrender Charges. We reserve the right to charge an administrative fee of up to $25 for each transfer between investment options in excess of 12 transfers per year. For Partial Surrenders, we reserve the right to charge an administrative fee of $25 or, if less, 2% of the surrender amount. We are not currently assessing this charge.

Charges Assessed Against the Separate Account

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge from the Separate Account Value. This charge compensates the Company for the aggregate mortality and expense risk assumed in connection with the Certificates. The mortality risk assumed by the Company is that Insureds, as a group, may live for a shorter period of time than estimated. If so, the Company could end up paying more in Death Benefits than it collects with Cost of Insurance charges. The expense risk assumed is that the expenses incurred (a) issuing and administering the Certificates and (b) operating the Separate Account will be greater than the administrative charges that the Company can impose for such expenses. We expect to earn a profit from this charge.


The mortality and expense risk charge currently equals an annual rate of 0.85% of the average daily net assets of the Separate Account during the first 10 Certificate years, and 0% thereafter. This charge is deducted daily. Because we first offered the Certificates for sale in 1997, the planned reduction after the tenth year is not yet in effect for any outstanding Certificate. The Company reserves the right to increase or decrease the rate or period of the mortality and expense risk charge, if it believes that circumstances have changed so that current charges are no longer appropriate. However, we guarantee that the annual rate of this charge will never exceed (a) 1.25% during the first 10 Certificate years or (b) 0.40% thereafter.

The Separate Account currently is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess the amount of the taxes against the Separate Account Value.


Charges Assessed Against the Underlying Funds

The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets. These amounts are based on figures for the year ended December 31, 1998, unless otherwise indicated:



                                                                            Total Fund                      Net Fund
                                                                              Annual                         Annual
                                                                             Expenses                       Expenses
                                                Investment                    Without         Total          After
                                                 Advisory        Other      Waivers or     Waivers and     Waivers or
                                                  Fees(1)      Expenses     Reductions      Reductions     Reductions
                                                  -------      --------     ----------      ----------     ----------
Aetna Ascent VP(2)(3)                               0.60%         0.15%         0.75%          0.00%          0.75%
Aetna Balanced VP, Inc.(3)                          0.50%         0.09%         0.59%            --           0.59%
Aetna Bond VP(3)                                    0.40%         0.10%         0.50%            --           0.50%
Aetna Crossroads VP(2)(3)                           0.60%         0.15%         0.75%          0.00%          0.75%
Aetna Growth and Income VP(3)                       0.50%         0.08%         0.58%            --           0.58%
Aetna Index Plus Large Cap VP(2)(3)                 0.35%         0.10%         0.45%          0.00%          0.45%
Aetna Legacy VP(2)(3)                               0.60%         0.16%         0.76%          0.00%          0.76%
Aetna Money Market VP(3)                            0.25%         0.09%         0.34%            --           0.34%
Fidelity VIP Equity-Income Portfolio(4)             0.49%         0.09%         0.58%          0.01%          0.57%
Fidelity VIP II Contrafund Portfolio(4)             0.59%         0.11%         0.70%          0.04%          0.66%
Janus Aspen Aggressive Growth Portfolio(5)          0.72%         0.03%         0.75%          0.00%          0.75%
Janus Aspen Balanced Portfolio(5)                   0.72%         0.02%         0.74%          0.00%          0.74%
Janus Aspen Growth Portfolio(5)                     0.72%         0.03%         0.75%          0.07%          0.68%
Janus Aspen Worldwide Growth Portfolio(5)           0.67%         0.07%         0.74%          0.02%          0.72%
Oppenheimer Global Securities Fund/VA(6)            0.68%         0.06%         0.74%            --           0.74%
Oppenheimer Strategic Bond Fund/VA(6)               0.74%         0.06%         0.80%            --           0.80%
Portfolio Partners MFS Emerging Equities
 Portfolio(7)                                       0.68%         0.13%         0.81%          0.00%          0.83%
Portfolio Partners MFS Research Growth
 Portfolio(7)                                       0.70%         0.15%         0.85%            --           0.85%

                                                                        Total Fund                      Net Fund
                                                                          Annual                         Annual
                                                                         Expenses                       Expenses
                                             Investment                   Without          Total         After
                                              Advisory       Other      Waivers or      Waivers and    Waivers or
                                               Fees(1)     Expenses     Reductions       Reductions    Reductions
                                               -------     --------     ----------       ----------    ----------
Portfolio Partners MFS Value Equity
 Portfolio(7)                                    0.65%         0.25%         0.90%          --             0.90%
Portfolio Partners Scudder International
 Growth Portfolio(7)                             0.80%         0.20%         1.00%          --             1.00%
Portfolio Partners T. Rowe Price Growth
 Equity Portfolio(7)                             0.60%         0.15%         0.75%          --             0.75%



(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are paid out of the management fees and are not charged to investors.
(2) The investment adviser is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the portfolio's Total Fund Annual Expenses do not exceed the percentage reflected under Net Fund Annual Expenses After Waivers or Reductions.
(3) Prior to May 1, 1998, the portfolio's investment adviser provided administrative services to the portfolio and assumed the portfolio's ordinary recurring direct costs under an administrative services agreement. After that date, the portfolio's investment adviser provided administrative services but no longer assumed all of the portfolio's ordinary recurring direct costs under an administrative services agreement. The administrative fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the new administrative services agreement and estimates the portfolio's ordinary recurring direct costs.
(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or the investment adviser on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. These credits are included under Total Waivers and Reductions.
(5) All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the Management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reduction until at least the next annual renewal of the advisory agreement.
(6) Fee waiver/expense reimbursement obligations do not apply to these portfolios.
(7) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above. For the Portfolio Partners MFS Emerging Equities Portfolio, the Total Fund Annual Expenses Without Waivers or Reductions for 1998 were less than the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column. Nevertheless, the investment adviser will waive fees and/or reimburse expenses if that portfolio's Total Fund Annual Expenses Without Waivers or Reductions for 1999 exceed the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column.

Allocation of Premiums

You may allocate all or a part of your Net Premiums to the Funds currently available through the Separate Account under your Certificate. You also may allocate all or a part of your Net Premiums to the Fixed Account.

The Funds


The investment objectives of the Funds are described below. The investment results of the Funds are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise noted, all Funds are diversified, as defined under the Investment Company Act of 1940. Refer to the Fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our Home Office at the address and phone number listed on the cover page of the Prospectus, or by contacting the SEC at its web site, or by contacting the SEC Public Reference Room.

o Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

o Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

o Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

o Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.(1)

o Aetna Generation Portfolios, Inc.--Aetna Ascent VP seeks to provide capital appreciation. The Portfolio is designed for investors who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.(1)

o Aetna Generation Portfolios, Inc.--Aetna Crossroads VP seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

o Aetna Generation Portfolios, Inc.--Aetna Legacy VP seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

o Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.(1)

o Fidelity Variable Insurance Products Fund--Equity-Income Portfolio seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.(2)

o Fidelity Variable Insurance Products Fund II--ContraFund Portfolio seeks long term capital appreciation by investing primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public.(2)

o Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.(3)

o Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.(3)

o Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established issuers.(3)

o Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.(3)

o Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities.(4)

o Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.(4)

o Portfolio Partners, Inc.--MFS Emerging Equities Portfolio seeks to provide long-term growth of capital.(5a)

o Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(5a)

o Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation.(5a)

o Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities with high growth potential.(5b)

o Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term capital growth and, secondarily, increasing dividend income.(5c)

   Investment Advisers for each of the Funds:

   (1)Aeltus Investment Management, Inc.

   (2)Fidelity Management & Research Company

   (3)Janus Capital Corporation

   (4)OppenheimerFunds, Inc.

   (5)Aetna Life Insurance and Annuity Company (adviser)
      (a)Massachusetts Financial Services Company (subadviser)
      (b)Scudder Kemper Investments, Inc. (subadviser)
      (c)T. Rowe Price Associates, Inc. (subadviser)


Mixed and Shared Funding; Conflicts of Interest

The Funds only sell shares to separate accounts of insurance companies that may or may not be affiliated with the Company. These separate accounts may fund variable annuity contracts or variable life insurance policies, such as the Certificates described in this Prospectus. We currently do not foresee any disadvantages to you arising out of this. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various contract owners to conflict. For example, violation of the federal tax laws by one separate account investing in the Funds could cause the contracts funded through another separate account to lose their tax-deferred status, unless remedial action were taken. However, each Fund has advised us that its board of trustees (or directors) intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that a Fund's response to any such event insufficiently protects Certificate holders, we will see to it that appropriate action to protect is taken. If it becomes necessary for any separate account to replace shares of any Fund in which it invests, that Fund may have to liquidate securities in its portfolio on a disadvantageous basis.

Fund Additions, Deletions or Substitutions

Orders for the purchase of Fund shares may be subject to acceptance by the Fund. The Company may add additional Funds as investment options under your Certificate at any time. The Company also has the right to replace shares of a Fund with shares of another Fund if the Company believes that the Fund is no longer appropriate as an investment option under the Certificate. The Company may also stop accepting premium allocations to a Fund at any time. If the Company stops accepting premium allocations to a Fund, and shares of that Fund are not replaced with shares of another Fund, amounts you have deposited in that Fund could stay in the Fund. Also, any dividends or capital gains earned on that Fund could be reinvested in the Fund. To do any of these actions, the Company must comply with (a) the terms of the 1940 Act and (b) any insurance laws or regulations applicable at the time. The Company will provide notice to you before replacing a Fund or closing a Fund to new payments. The Company will also provide notice about any new Fund that is added.

Limits Imposed by the Funds

Orders for the purchase of shares of a Fund may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any transfer request directed to a particular Fund if the Separate Account's investment in that Fund is not accepted by the Fund for any reason.

Fixed Account

The Company has not registered interests in the Fixed Account with the SEC, based on an exclusion under the Securities Act of 1933. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures, however, may be subject to certain anti-fraud provisions of the federal securities laws relating to the accuracy and completeness of the statements. The Fixed Account available under the Certificates is a fixed funding option. We credit interest on amounts in the Fixed Account (the Fixed Account Value) at rates that we declare from time to time. We determine these rates in our sole discretion. We guarantee a 4% minimum annual interest rate, compounded monthly. Current interest rates may also vary depending on when you allocate an amount to the Fixed Account.

The Fixed Account is supported by the general assets of the Company. The general assets of the Company include all assets of the Company except those held in legally-segregated separate accounts sponsored by the Company or its affiliates. The Company invests the assets attributable to the Fixed Account in investments chosen by the Company, as applicable law permits. Fixed Account assets and investments, and any investment income they generate, are solely the property of the Company.

Certificate Choices

Premium Payments

The Certificates are flexible premium variable universal life insurance. This means that you have the right to decide, within certain limits,

o when to make premium payments and

o the amount of the payments.

Each Certificate specifies Planned Premiums and Basic Monthly Premiums. If you fail to pay your premiums, your Certificate may not remain in force (lapse). However, payment of Planned or Basic Monthly Premiums does not guarantee that your Certificate will remain in force. Your Certificate remains in force only as long as (a) your Surrender Value is adequate to cover the Monthly Deductions under the Certificate or (b) you have made enough premium payments to keep the 5-year No Lapse Coverage provision of your Certificate in effect. (See No Lapse Coverage) Your Surrender Value is increased by your premium payments and any positive investment returns they generate. Your Surrender Value is decreased by the charges we deduct, and any negative investment returns you experience.


Planned Premiums are those premiums you request and we agree to bill on an annual, semiannual, quarterly or other periodic basis. You can also arrange pre-authorized automatic monthly check payments, or salary or pension deduction arrangements through the Member's employer. You may change your Planned Premium at any time by submitting a Written Request to us. Premiums paid by payroll deduction are generally forwarded by your employer to NYSUT Benefit Trust, which forwards them to us. We are not responsible for errors and delays caused by, or other conduct of, your employer or NYSUT Benefit Trust.


We may require evidence of insurability if payment of any premium would increase the difference between the Death Benefit and the Total Account Value (thus increasing our Amount at Risk). If you fail to provide satisfactory evidence of insurability, we will refund the refused premium.

We may also refuse to accept any premium payment (other than one required to keep a Certificate in force) if it would cause the Certificate to fail to be treated as life insurance for federal income tax purposes. Additionally, if you pay premiums in excess of the Planned Premium, or increase your Planned Premium too much, you may cause the Certificate to be classified as a "Modified Endowment Contract" for federal income tax purposes. (See Tax Matters) In that case, we will notify you and, if you wish to avoid Modified Endowment Contract status, we will refund the excess premium.

When we refuse or refund excess premiums, we do not (a) pay interest on the premiums or (b) increase or decrease the premiums to give effect to their investment in the Funds.

Commencement of Coverage

The insurance coverage under a Certificate starts when:

o we approve the insurance based on the application and any other information required to be submitted by the Insured;

o we or our representative receives at least the first Basic Monthly Premium;
  and

o the Insured is eligible for coverage.

Therefore, coverage may not commence until some time after you submit an application for a Certificate. We may offer immediate temporary fixed insurance coverage. This coverage may be available if, with your application (a) you submit at least the full first Basic Monthly Premium for the billing frequency, or a completed Payroll Deduction Authorization, and (b) certain other requirements are met. For more information about the availability, terms and conditions of this coverage, you should consult your Aetna representative, who can also provide you with a copy of our conditional receipt.

The Issue Date of a Certificate is generally the date that we approve a Certificate. You may request that we backdate a Certificate. We may grant this request, under limited circumstances, by assigning an Issue Date that is up to 6 months earlier than otherwise would apply. You may desire backdating, for example, so that you can purchase coverage at lower Cost of Insurance rates based on a younger insurance age. For a backdated Certificate, you must pay the cost of insurance and other charges from the requested Issue Date to the Issue Date that would have applied without backdating. Of course, because the Certificate was not in effect prior to the original Issue Date, you would not receive insurance coverage or be credited with interest or investment return for periods prior to the original Issue Date of your Certificate.


Your initial premium payment starts earning a return in the Separate Account or the Fixed Account on the later of the (a) Issue Date of the Certificate or (b) the date that we receive at least the first Basic Monthly Premium at our Home Office. After the first premium payment, you must send all premiums to our Home Office. We deem all premiums, except the first one, received when we actually receive them at the Home Office, together with any identifying information we require from the Member's employer or NYSUT Benefit Trust. We allocate your premium payment as you direct, effective at the end of the Valuation Period in which we receive the payment.


You may reallocate your future premium payments at any time. You must use whole percentages when changing allocations. We effect the change with the next premium payment after we receive your request. We will send you confirmation of the change. (See Transfers)

5-Year No Lapse Coverage Provision

Your Certificate includes a 5-year No Lapse Coverage Provision. If you pay the specified amount of premiums, this provision provides that during the 5-year period after either the (a) Issue Date or (b) the Issue Date of any Specified Amount increase, your Certificate will not enter a Grace Period--and therefore will not terminate. We calculate the specified amount of premiums you must pay as follows: the sum of premiums paid within the 5-year period must equal or exceed (a) the sum of the Basic Monthly Premiums for each Certificate Month from the start of the period, including the current month; plus (b) any Partial Surrenders since the start of the period; plus (c) any increase in the Loan Account Value since the start of the period.

The 5-year No Lapse Coverage Provision is lost if (a) you have not paid the specified amount of premiums on any Monthly Deduction Day within the applicable 5-year period, and (b) the Surrender Value of your Certificate is less than the Monthly Deduction for that day. This means that the Certificate will enter the Grace Period. You must then make additional premium payments to prevent the termination of the Certificate. (See Grace Period)

While your Certificate is operating under the 5-year No Lapse Coverage Provision, we keep track of the amount of all Monthly Deductions that we do not collect. When you pay Net Premiums at a later date, we deduct these uncollected amounts from any Surrender Value created by your Net Premium payments.

Your Certificate's 5-year No Lapse Coverage Provision no longer operates at the end of the applicable 5-year period. At that time your Certificate may lapse unless you pay sufficient premiums to permit us to collect the full amount of previously uncollected Monthly Deductions, if any. (See Grace Period)

Death Benefit Options

At the time of enrollment, you must choose between the two available Death Benefit Options.

Under Option 1, the Death Benefit will be the greater of: (a) the Specified Amount or (b) the applicable percentage of the Total Account Value. The applicable percentage is 250% through age 40, and decreases yearly to 100% at age 95. Option 1 generally provides a level Death Benefit.

Under Option 2, the Death Benefit will be the greater of: (a) the Specified Amount plus the Total Account Value or (b) the applicable percentage (described above) of the Total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending upon the amount of premiums paid and the investment performance of the Fund(s) you choose.

We calculate the Death Benefit payable under either Option as of the date of death of the Insured. We reduce the Death Benefit by (a) the amount necessary to repay any Loan Account Value in full, with all accrued interest; (b) if the Certificate is within the Grace Period, the amount required to keep the Certificate in force through the date of death; and (c) the amount of any other Monthly Deductions that we were unable to collect. (See 5-year No Lapse Coverage Provision)

Transfers

You may transfer all or part of your Separate Account Value in any Variable Option to any other Variable Option or to the Fixed Account. You must make all transfers before the Certificate's Maturity Date. We reserve the right to (a) charge an administrative fee of $25 for each transfer over 12 per year and (b) limit the total number of Variable Options you may elect to 15 over the lifetime of the Certificate.

You may also request a transfer of a portion of the Fixed Account Value to one or more of the Variable Options. You must make this request within the 45-day period following a Certificate Anniversary. We allow this type of transfer only once within this 45-day period, and we must receive your request at the Home Office within the 45-day period. We effect the transfer at the end of the Valuation Period in which we receive your request at our Home Office. The amount of any such transfer cannot exceed the greater of 25% of the Fixed Account Value or $500.

Telephone Transfers

You may request a transfer of account values either by Written Request (as set forth above) or by telephone. All transfers must comply with the terms of the Certificate.

We currently accept transfer instructions on each Valuation Date. Once we accept instructions, you may not rescind them. You may give new telephone instructions, however, on the following day. The Company will not execute a transfer if the transfer instructions are not in good order. The Company will notify you in this event.

We will use reasonable procedures, such as (a) requiring identifying information from callers, (b) recording telephone instructions, and (c) providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. You are responsible for the results of any telephone instructions that we reasonably believe to be genuine, even if losses result from errors in the communication of instructions. As a result of this procedure, the Owner will bear the risk of loss. If the Company does not use reasonable procedures, as described above, we may be liable for losses that result from any unauthorized instructions.

Transfer Limitations

The Certificate is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a Fund and raise its expenses. This in turn can have an adverse effect on fund performance.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Owners. Such restrictions could include: (a) Not accepting transfer instructions from an agent acting on behalf of more than one Owner; and (b) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Owners.

Automated Transfers (Dollar Cost Averaging)

Dollar Cost Averaging describes an automated system of investing the same amount of money at regular intervals over a period of time. Dollar Cost Averaging is based on the principle that acquiring Accumulation Units with the same amount of money at fixed intervals results in acquiring more units when prices are low and fewer units when prices are high.

You may establish a Dollar Cost Averaging program for either a 1, 2 or 3 year period. Under your program, you may make automated transfers of amounts on a monthly or quarterly basis. You may transfer amounts from the Aetna Money Market VP Fund Variable Option to any other Variable Option through a Written Request or other method acceptable to the Company. We do not permit Dollar Cost Averaging to or from the Fixed Account. You must have a minimum of $5,000 allocated to the Aetna Money Market VP Variable Option in order to enroll in the Dollar Cost Averaging program. The minimum automated transfer amount is $50 per month. There is no additional charge for this program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. We include automated transfers when we determine the number of charge-free transfers that you can make. The Company reserves the right to suspend or modify automated transfer privileges at any time.

Termination or Change in Coverage


Your Certificate, and all coverage thereunder, may be terminated without your consent if any of the following occur. Your Certificate could be terminated even if your Certificate's 5-year No Lapse Coverage is still in effect, and even if you have paid enough premiums to prevent your Certificate from lapsing.

(1) NYSUT may notify the Company that NYSUT wishes to terminate the group Policy. NYSUT Benefit Trust has agreed to provide each Insured with advance notice of Policy cancellation or discontinuance. NYSUT Benefit Trust must mail or deliver the notice to the Insured at the last known address of record at least 15 days before the effective date of the Policy cancellation or discontinuance. Prior to the termination date, you could exercise your rights to make a Full Surrender or to convert your Certificate to paid-up fixed life insurance. (See Paid-Up Nonforfeiture Option)

(2) We may terminate the group Policy, and your Certificate, if NYSUT Benefit Trust stops sending payroll deduction premiums to us. In this event, we could terminate the group Policy and your Certificate regardless of (a) whether you paid premiums for your Certificate by payroll deduction, (b) the amount of premium you paid, or (c) the available Surrender Value under your Certificate. Prior to any termination, we would provide NYSUT Benefit Trust with an opportunity to cure the problem in accordance with the terms of the group Policy.

(3) We also will terminate your Certificate immediately when the Insured ceases to be within at least one of the categories of persons that is eligible for coverage under a Certificate. Those eligibility requirements are set forth above under Definitions--Insured. A non-member Insured who (a) is eligible only as the spouse of an Insured Member and (b) loses eligibility may elect to become a Member within 31 days after loss of eligibility. In this event, we will continue the Certificate uninterrupted. We must receive notice of your election at the Home Office within the 31-day period. Otherwise, we will pay you the Certificate's Surrender Value that we calculate at the end of the last Valuation Period during which the Certificate was in force.

If your Certificate terminates for one of the above reasons, you have the option of converting your coverage to an individual policy. We make the conversion privilege available only within the 31-day period following (a) termination of the group Policy by NYSUT Benefit Trust or us, or (b) termination of a Certificate upon the Insured's ineligibility for continued coverage. You may convert your Certificate to any substantially comparable flexible premium general account life insurance policy that we offer for these purposes under the terms of your Certificate. Term insurance is not available. We must receive notice of your conversion and the first premium under the conversion policy at the Home Office within the 31-day period.

Upon conversion, you receive the same amount of insurance that you had under your Certificate. The terms of the conversion policy, however, may involve additional charges or may not be as attractive to you as those under the Certificate. We reserve the right to permit you to pay only the initial premium for the conversion policy at the time of conversion. If the initial premium for the conversion policy is less than the Surrender Value under the terminating Certificate, we will distribute to you the rest of the Surrender Value as of the Certificate's termination date. You may be required to pay income taxes with respect to a partial distribution in connection with a conversion or any other distribution of Surrender Value following termination of a Certificate. (See Tax Matters)

The Company will notify the Owner of the right to convert. We will require no evidence of insurability.

If we receive a timely conversion request, and the Insured dies during the time allowed for conversion, we will pay as a death benefit the amount that could have been converted. If we have not received a conversion request, we only pay a Death Benefit if the Insured dies within the 31-day conversion period. We pay the Death Benefit to the Beneficiary designated by the Insured. If there is no designated beneficiary, we may pay from the Death Benefit up to $500 to any person that we believe is entitled to this money because that person incurred funeral expenses incident to the death of the Insured.

NYSUT Benefit Trust, by agreement with us, may make changes in your Certificate (and your coverage) without your consent. Your consent is required if a change results in a reduction in benefit or an increase in guaranteed charges.


We reserve the right at any time to cease issuing new Certificates to any class of Members or their relations.

Certificate Values

Total Account Value

If you allocate amounts under a Certificate to a Variable Option of the Separate Account, we credit you with Accumulation Units of that Variable Option. The number of Accumulation Units we credit is determined by dividing (a) the amount you allocate by (b) the appropriate current Accumulation Unit Value. Each Variable Option has a unique Accumulation Unit Value. If you select a combination of Variable Options, we credit you with Accumulation Units for each Variable Option that you select.

We determine the Total Account Value of your Certificate as follows:

o for any Variable Option, we multiply the total number of Accumulation Units credited to the Certificate by the current Accumulation Unit Value for that Variable Option;

o for a combination of Variable Options, we total the resulting values; and

o we add any Fixed Account Value and any Loan Account Value.

The value of an Accumulation Unit varies based on the positive or negative investment performance of the related Fund and the charges we deduct. We do not increase or decrease the number of Accumulation Units credited to a Certificate based on any subsequent changes in the value of an Accumulation Unit. We increase the number of Accumulation Units you hold for a Variable Option when you allocate Net Premiums or other account value to that Variable Option. Similarly, we cancel Accumulation Units in a Variable Option when (a) you remove any account value from a Variable Option (such as upon transfer, Full or Partial Surrender, or Certificate Loan) or (b) we make a Monthly Deduction. The number of units we cancel is determined by dividing (a) the amount of account value removed by (b) the appropriate current Accumulation Unit Value.

The Fixed Account Value includes (a) all amounts allocated to the Fixed Account under a Certificate and (b) any interest credited thereon. We reduce the Fixed Account Value by amounts removed from the Fixed Account, such as upon a transfer, Full or Partial Surrender, Certificate Loan or Monthly Deduction.

We will advise you at least annually as to (a) the number of Accumulation Units then credited to your Certificate, (b) the current Accumulation Unit Values, (c) the Separate Account Value, (d) the Fixed Account Value, and (e) the Total Account Value. (See Reports to Owners)

Accumulation Unit Value

We determine the value of an Accumulation Unit for any Valuation Period by multiplying (a) the value of an Accumulation Unit for the immediately preceding Valuation Period by (b) the sum of 1 plus the net investment rate for the current period for the appropriate Variable Option.

The net investment rate equals (a) the value of the net assets of the Variable Option held in the Separate Account at the end of a Valuation Period (before any adjustment for amounts allocated to or removed from the Variable Option during the period); plus or minus (b) the value of the net assets of the Variable Option held in the Separate Account at the beginning of that Valuation Period, adjusted by any taxes or provisions for taxes attributable to the operation of the Separate Account (with any federal tax liability offset by foreign tax credits to the extent allowed); divided by (c) the value of the Variable Option's Accumulation Units held in the Separate Account at the beginning of the Valuation Period; minus (d) the rate of any applicable daily charge for mortality and expense risk.

Maturity Value

The Maturity Value of a Certificate is the Surrender Value on the Maturity Date. You may apply all or part of the Surrender Value to one or more of the Settlement Options. (See Certificate Settlement)

Certificate Rights

Full Surrenders

By Written Request, you may surrender your Certificate for its Surrender Value at any time before the Maturity Date. The Insured must be alive to surrender your Certificate. All insurance coverage under the Certificate ends on the date of the Full Surrender. The Surrender Value equals the Total Account Value on the date of surrender, less the Loan Account Value and less any unpaid accrued interest. We may require return of the Certificate for a Full Surrender.

We compute the Surrender Value as of the end of the Valuation Period in which we receive your Written Request for surrender.

Partial Surrenders

By Written Requests, you may partially surrender your Certificate at any time
(a) after the first Certificate Year and (b) before the Maturity Date.

The minimum amount of any Partial Surrender is $500. We may also charge an administrative fee of $25 or, if less, 2% of the amount surrendered. We deduct any Partial Surrender and any related administration charge on a Pro-Rata Basis from each investment option in use under the Certificate.

If the Death Benefit Option for a Certificate is Option 1, your Partial Surrender reduces the Total Account Value, Death Benefit, and Specified Amount of your Certificate. The Total Account Value and Specified Amount are each reduced by the amount of the surrender. We will not allow a Partial Surrender if the Specified Amount will be reduced below the minimum Specified Amount set forth in the Certificate Specifications. Your Partial Surrender may not reduce the Specified Amount, however, if the Death Benefit for the Certificate immediately prior to the surrender is determined based on the applicable percentage of the Total Account Value.

If your Specified Amount is reduced from above $250,000 to less than $250,000, your current Cost of Insurance rate may also increase. (See Cost of Insurance) A Specified Amount reduction also reduces the required Basic Monthly Premium for the 5-year No Lapse Coverage. We determine the future premium required to maintain the 5-year No Lapse Coverage based on the new Specified Amount. We will deliver to you a supplemental Certificate Specifications page that states the amount of this future premium.

If the Death Benefit Option for a Certificate is Option 2, your Partial Surrender reduces both the Total Account Value and the Death Benefit, but not the Specified Amount. The Total Account Value and the Death Benefit are each reduced by the amount of the surrender.

Paid-Up Nonforfeiture Option

By Written Request, you may elect, at any time before the Maturity Date, to continue your Certificate as fixed (non-variable) paid-up life insurance.

We apply your Surrender Value as a Net Single Premium to determine the Specified Amount of the paid-up insurance. We base the cost of the paid-up insurance on the guaranteed maximum Cost of Insurance rates in the Certificate and an interest rate of 4% compounded annually. The Specified Amount of the paid-up insurance cannot exceed the Death Benefit under the Certificate as of the effective date of the paid-up insurance. Excess Surrender Value is distributed to you and is treated as a partial distribution for federal income tax purposes. (See Tax Matters) The effective date of the paid-up coverage is the first Monthly Deduction Day that occurs on or after our receipt of your Written Request.

We allow Full Surrenders and Certificate Loans, as described in this Prospectus, if you continue your Certificate in force as paid-up insurance. All supplemental rider benefits terminate and are not available with the paid-up coverage. The Surrender Value of the paid-up insurance is the Net Single Premium for that insurance on the date of surrender, less any outstanding loan balance. Partial Surrenders are not available.


Under this option, we pay proceeds upon death of the Insured or maturity that equal (a) the Specified Amount, less (b) any Certificate Loans and accrued unpaid interest under the paid-up insurance. See "Tax Matters" for a discussion of possible tax consequences resulting from your electing the paid-up nonforfeiture option.

Grace Period

If your Surrender Value is insufficient to allow a Monthly Deduction on the Monthly Deduction Day, we allow you 61 days of grace for payment of an amount sufficient to allow the Monthly Deduction.

If your Surrender Value is insufficient because of outstanding loans, and you have paid sufficient premiums to meet the conditions of the 5-year No Lapse Coverage period, we may require payment of the amount equal to the lesser of (1) or (2) where:

(1) is the amount necessary to meet the loan-related conditions of the No Lapse Coverage provision; or

(2) is an amount sufficient to cover the Monthly Deduction(s) that would result in the Surrender Value being greater than zero.

If you have not paid sufficient premiums to meet the conditions of the 5-year No Lapse Coverage period, we may require payment of the amount necessary to keep your Certificate in force for the current month plus two additional months.

If you do not make payment within the 61-day Grace Period, the Certificate will terminate without value at the end of the Grace Period. This termination is effective on the Monthly Deduction Day for the first unpaid Monthly Deduction.

We will mail written notice to your last address known to us at least 31 days before termination of a Certificate. We will also mail this notice to the last known address of any assignee of record.

During the days of grace, this Certificate stays in force. If the Insured's death occurs during the days of grace, we deduct from the Death Benefit the amount required to keep a Certificate in force.

Reinstatement of a Lapsed Certificate

You may reinstate a Certificate terminated after its Grace Period. Upon reinstatement, we calculate the Certificate Year as if there had never been a lapse in coverage. You must apply for reinstatement (a) within 5 years after the date of termination and (b) before the Maturity Date.

Also, we must receive (a) evidence of the Insured's current insurability that is satisfactory to us, and (b) a premium payment that at least equals the following amount: the sum of (1) and (2), where (1) is any portion of the Loan Account Value plus accrued interest on the date of lapse exceeding the Total Account Value on the date of lapse and (2) is a premium payment sufficient to keep the Certificate in force for the current month plus 2 additional months.

If we reinstate your Certificate within a 5-year No Lapse Coverage period, all values, including the Loan Account Value, are reinstated as they were on the date of lapse.

If we reinstate your Certificate after a 5-year No Lapse Coverage period has expired, the coverage would be reinstated on the Monthly Deduction Day following our approval. We first apply your payment to pay any positive excess of (1) over
(2), where (1) is the Loan Account Value plus accrued interest on the date of lapse, and (2) is the Total Account Value on the date of lapse. We treat any remainder as a premium. The Total Account Value at reinstatement is the Net Premium paid, less the Monthly Deduction for that day. We do not reinstate any Loan Account Value.

We restart Monthly Deductions and investment performance on the Monthly Deduction Day on or first following our approval of the reinstatement. We pay the reinstated Death Benefit if the Insured dies prior to that date, but only if we have received (a) a reinstatement request and (b) all payments and information required for us to grant the request.

We must consent before we reinstate any supplemental benefit rider. If the Certificate lapsed within a 5-year No Lapse Coverage period, and that period has not yet expired by the time of reinstatement, we will reinstate any Certificate Loan Value and consider as due any prior uncollected Monthly Deductions. (See 5-year No Lapse Coverage Provision) We will also restore any portion of the No Lapse Coverage period that still remains by the time of reinstatement. In that case, you may put the No Lapse Coverage into effect for any time during such remaining period, provided you have paid at least the cumulative amount of all Basic Monthly Premiums required to date for this purpose. This cumulative amount includes any amount of unpaid Basic Monthly Premiums due for periods prior to the reinstatement.

A reinstatement may result in restarting the test used for determining whether the Certificate is a Modified Endowment Contract. (See Tax Matters)

Certificate Loans

We grant loans at any time (a) after the expiration of the Right of Certificate Examination and (b) before the Maturity Date. The amount of the loan may not be more than the Loan Value. The Loan Value is 90% of the Total Account Value, unless state law otherwise requires. We transfer the amount of the loan out of the Fixed Account and any Variable Options on a Pro-Rata Basis. We instead hold the amount of the loan as part of the Loan Account Value. We effect loans and loan repayments as of the end of the Valuation Period in which we receive the Written Request for the loan or the repayment.


You may repay the loan in full or in part at any time prior to the Maturity Date, as long as the Certificate is in force and the Insured is alive. The amount necessary to repay all loans in full is the Loan Account Value plus any accrued interest. We allocate loan repayments to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan was taken. Unless you specifically instruct us otherwise, we consider Additional Premiums received as loan repayments. The full Surrender Value under this Certificate equals (a) the Total Account Value on the date of surrender, (b) less the Loan Account Value plus any accrued interest. If you do not repay a loan prior to the Maturity Date, the amount payable at the Maturity Date equals (a) the Total Account Value on the Maturity Date, (b) less the Loan Account Value on the Maturity Date plus any accrued interest.

The amount of interest you earn on the Loan Account Value and the amount of interest we charge on a loan depends on whether the loan is considered preferred. Beginning in the 11th Certificate Year and on each Certificate Anniversary thereafter, that portion of the Loan Value attributable to the Separate Account Value will be considered preferred (Preferred Loans). All other loans will be considered non-preferred (non-Preferred Loans).

Preferred Loans earn interest at a rate of 4.0% and are charged interest at a rate of 4.0%. In other words, the interest rate credited equals the interest rate charged.

Non-Preferred Loans earn interest at a rate of no less than 6.0% and are currently charged interest at a rate of 8%.

We may credit interest in excess of these rates, in our sole discretion.


Accordingly, since we credit the Loan Account Value with interest rather than with the investment experience of the Funds, a loan may permanently affect the amount of your Death Benefit and the Certificate's Surrender Value, even if you repay the loan.

Loan interest is due and payable on (a) each Certificate Anniversary, (b) the date the Certificate ends or (c) upon full repayment of the Loan Account Value. We add any interest not paid when due to the Loan Account Value on the Certificate Anniversary. Any amount of unpaid interest bears interest on the same terms.

For a discussion of the federal income tax consequences of Certificate Loans, see Tax Matters.

Certificate Changes

You may make certain changes to your Certificate, as described below, by submitting a Written Request. We will send you supplemental Certificate Specifications once the change is completed. If you decrease a Specified Amount larger than $250,000 to less than $250,000 (or vice-versa), you can cause an increase (or decrease) in your current Cost of Insurance Rate. (See Monthly Deduction)

Increase in Specified Amount

We allow increases in Specified Amounts at any time while a Certificate is in force. We may require you to provide satisfactory evidence of insurability. Your Surrender Value immediately after an increase must be at least 3 times the sum of (a) the most recent Monthly Deduction from the Total Account Value and (b) the Specified Amount of the increase multiplied by the applicable Cost of Insurance rate divided by 1000. You must request Specified Amount increases in multiples of $1,000. We show any maximum limit on your Specified Amount in the Certificate Specifications.

We also show the Issue Date for any increase in the supplemental Certificate Specifications. We restart the 5-year period of the No Lapse Coverage provision applicable to the increase on the Issue Date of the increase. We determine the Basic Monthly Premium after the increase based on the Insured's Attained Age and new Specified Amount.

For possible tax consequences of an increase in Specified Amount, see Tax
Matters.

Decrease in Specified Amount

You may decrease the Specified Amount of a Certificate after the first Certificate Year. We do not allow a decrease in the Specified Amount if (a) your Specified Amount is reduced below the minimum Specified Amount set forth in the Certificate Specifications or (b) your Certificate would be treated as other than life insurance for income tax purposes.

The Issue Date of the decrease is the Monthly Deduction Day on or next following the date on which we receive your Written Request. The decrease reduces any past increases in the reverse order in which the increases occurred. (We follow this same order for decreases in Specified Amount resulting from changes in Death Benefit Option or a Partial Surrender.) If the 5-year No Lapse Coverage provision is still applicable, we adjust the Basic Monthly Premium for that purpose based on the reduced Specified Amount.

A Specified Amount decrease can cause a Certificate to be taxed as a Modified Endowment Contract. For a discussion of tax considerations in connection with Specified Amount decreases, see Tax Matters.

Change in Death Benefit Option

We allow changes from Option 1 to Option 2 at any time while a Certificate is in force. We reduce the Specified Amount to equal the Specified Amount less the Total Account Value at the time of the change. We also allow changes from Option 2 to Option 1 at any time while a Certificate is in force. We increase the Specified Amount to equal the Specified Amount plus the Total Account Value as of the date of the change. If the Death Benefit at the time of the change is determined based on the applicable percentage of the Total Account Value, we may calculate the new Specified Amount differently from the foregoing description.

We do not allow a change in the Death Benefit Option if (a) the Specified Amount is reduced below the minimum Specified Amount set forth in the Certificate Specifications or (b) your Certificate would be treated as other than life insurance for income tax purposes. Also, we may require evidence of insurability. We effect the change on the

Monthly Deduction Day on or next following the date on which we receive your Written Request. In cases where we require evidence of insurability, we must also approve the increase.

Following any change in Death Benefit Option, we will adjust the Basic Monthly Premium so that it will be based on the new Specified Amount. A change in Death Benefit Option may restart the test for determining whether a Certificate is a Modified Endowment Contract for federal income tax purposes. (See Tax Matters)

Right of Certificate Examination

Your Certificate includes a 10-day free look period. If for any reason you are dissatisfied with your Certificate, you may return it to us or to our representative within 10 days of receipt for a refund. If you return your Certificate, we will deem it void from its beginning. We will refund to you an amount equal to (a) the premiums paid or (b) where permitted by state law, the premiums paid, adjusted for any positive or negative investment performance in the Variable Options you selected (but not deducting any charges made under the Certificate).

Supplemental Benefits

The supplemental benefits currently available as riders to a Certificate are listed below. Your Aetna representative can provide you with additional information about these riders. The riders contain other terms and conditions.

o Disability Benefit Rider--provides for a credit of the benefit amount described in the rider if the covered Insured is totally disabled. As a general matter, you may not increase the Specified Amount of your Certificate while we are providing benefits under this rider.

o Accelerated Death Benefit Rider--provides for the advance payment to you of a portion of the Specified Amount if the Insured provides requisite evidence that the Insured has less than one year to live. There is no charge for this rider.

o Accidental Death Benefit Rider--provides for the payment of up to $200,000 to provide a double Death Benefit if the Insured dies as a result of an accident as defined in the rider.

o Child Insurance Rider--provides for non-participating term life insurance on the child(ren) of the Insured.

We may make other riders for supplemental benefits available under the Certificate from time to time. We will set forth the charges for such riders in your Certificate Specifications. You may add or cancel supplemental benefit riders at any time, pursuant to our procedures then in effect. Any change you make in supplemental benefits may cause us to revise the amount of the Basic Monthly Premium. If so, we will provide you with supplemental Certificate Specifications that set forth the new amount. A change in supplemental benefit rider coverage may also have tax consequences. (See Tax Matters)

Certificate Settlement

The Company generally pays proceeds in a lump sum upon (a) the death of the Insured, (b) a Full Surrender or (c) maturity. You may elect one or more of the Settlement Options discussed below. We may agree to other Settlement Options at our discretion.

You may make a Written Request to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. We give effect to your request upon its receipt at our Home Office. If you have not elected a Settlement Option when your proceeds become payable, your payee may make the election. We must consent to the election of any Settlement Option if the Certificate has been assigned. We pay any excess Death Benefit due as elected. The payee is entitled to exercise any rights and privileges that are permitted under a Settlement Option.

You may not elect a fixed or variable Settlement Option that results in (a) a first payment of less than $50 or (b) total yearly payments of less than $250. You must elect a lump-sum payment if your selected payment option fails to meet these minimum requirements. We may refuse to permit a Settlement Option if (a) the payee is not a natural person or (b) the Annuitant's age (plus the number of years for which any payments under the annuity option chosen) exceeds 95 years.

The several Settlement Options may differ in their tax consequences.

Settlement Options

The Settlement Options listed below are available under the Certificates. Options 1, 2 and 3 are available on either a fixed payment or a variable payment basis. We determine the amount of the first payment under Options 1, 2 and 3 (whether on a fixed or variable basis) based on the option chosen, using the annuity rates specified in the Certificate. This rate is the same regardless of whether an Annuitant is male or female.

For a fixed Settlement Option, the amount of the first and each subsequent payment is the same. We base that amount on an interest rate of at least 3%.

Our then current settlement option rate could provide higher payments on a comparable fixed premium annuity at the time payments commence. If so, we use the higher rate for fixed Settlement Options under a Certificate.

For a variable Settlement Option, we determine the first payment using an assumed interest rate of 3.5% or 5%, as specified by you or the payee. Subsequent payments then vary based on Fund performance, as discussed below under Calculation of Variable Payment Settlement Option Values. If you elect 5%, the initial payment is higher, but subsequent payments increase less with favorable Fund performance (and decrease more with unfavorable Fund performance) than if 3.5% is elected.

Once payments begin you cannot make withdrawals from or changes to Settlement Options 1, 2 and 3, except to the extent noted below for Option 1.

Option 1 -- We provide payments for a stated number of years, but no more than
30. You must select a payment period of at least 5 years. If variable payments are selected, you may withdraw all or a portion of the remaining payments at any time.

Option 2 -- We provide payments for the lifetime of the Annuitant. If you chose, we also will guarantee payments for a number of years from 5 to 30, or provide a "cash refund" upon the Annuitant's death. The cash refund election is available only if you allocate the entire amount on a fixed basis. The amount of the cash refund is (a) the amount applied to the option at the time of settlement, less
(b) the total amount of payments received under the option prior to the Annuitant's death.

Option 3 -- Life Income Based Upon the Lives of Two Annuitants-- We provide payments during the joint lifetimes of two Annuitants. We continue payments until both Annuitants have died. When you select this option, you must choose from among the following payment methods: (a) 100%, 66-2/3% or 50% of the payment continues after the first death; (b) payments for a minimum of 5 to 30 years, with 100% of the payment to continue after the first death; (c) 100% of the payment to continue to the surviving Annuitant if the survivor is the original payee, and 50% of the payment to continue to the survivor if the surviving Annuitant is the second payee; or (d) 100% of the payment to continue after the first death, with a "cash refund" feature comparable to that described for Option 2 above.

Option 4 -- We provide payment of interest on the sum left with us at 3%, or such higher rate as we may, in our sole discretion, declare. After commencement of this option, the payee may make a Written Request to receive all or a portion of the amount held under this option as a lump sum or have it applied to one or more of the other available Settlement Options.

Upon the death of the Annuitant(s) (or the payee under Option 4), we will pay
(a) the current value of the funds held under Option 4 and (b) the present value of any remaining guaranteed payments under the other Options. We continue paying any remaining guaranteed payments to the beneficiary unless the beneficiary elects to receive the present value of any remaining guaranteed payments in a lump sum. If the beneficiary subsequently dies, we will pay the present value of any remaining guaranteed payments in one sum to the beneficiary's' estate.

You may elect to receive monthly payments as described above, or elect to receive quarterly, semi-annual or annual payments instead.

Calculation of Variable Payment Settlement Option Values

Variable Settlement Options are supported by the available Funds of the Company's Variable Annuity Account B (Account B). Account B is a separate account very similar to the Separate Account, except that Account B supports variable annuity benefits, rather than variable life insurance benefits. We reserve the right to permit a maximum of only four Funds to be used at any one time for a Settlement Option. We will provide an Account B prospectus in connection with selection of a Settlement Option. That prospectus describes the available Funds, the costs and expenses of the Funds, and the charges imposed on Account B. Account B may differ from the Separate Account in terms of the (a) Funds available for selection and (b) charges imposed. Accordingly, you should review the Account B prospectus, as well as the prospectuses for Account B's underlying Funds, prior to selecting any variable payment Settlement Option.

We determine the amount of each variable annuity payment after the first payment by a formula described in the Certificates. This formula is generally used by actuaries for making these types of calculations. Speaking generally, the formula works as follows: if the total return of the Fund for any month, less a mortality and expense risk deduction currently equivalent to an annual rate of 1.25%, exceeds the Settlement Option's assumed interest rate (3.5% or 5%, as discussed above), the next variable payment will be larger than the previous one. On the other hand, if the Fund's total return for any month, as adjusted for the mortality and expense risk deduction, is less than the assumed interest rate, the next variable payment will be smaller than the previous one. The amount of any increase or decrease in variable annuity payments does not bear a direct relationship to the Fund's total returns. We expect to make a profit on the mortality and expense risk deduction.

You may make transfers among Funds under our administrative procedures in effect at the time. Currently, we limit the number of transfers to four per Calendar Year, but we can change this limit in the future.

The Company and Management

Aetna Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). The Company is engaged in the business of issuing life insurance policies and variable annuity contracts. The Company is an indirect wholly-owned subsidiary of Aetna, Inc., a publicly traded healthcare and financial services company, whose principal offices are at the same location as the Company's Home Office.

The Company serves as the principal underwriter for the securities offered hereunder and also acts as the principal underwriter for Variable Annuity Accounts B, C and G (separate accounts of the Company registered as unit investment trusts), and Variable Annuity Account I (a separate account of Aetna Insurance Company of America registered as a unit investment trust). Additionally, the Company is registered as an investment adviser under the Investment Advisers Act of 1940 and, as such, is the investment adviser for Portfolio Partners, Inc. The Company is also the depositor of Variable Annuity Accounts B, C and G.

The following are the Directors and Executive Officers of Aetna Life Insurance and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office.


Name & Address                Position with the Company             Business Experience During the Past 5 Years
--------------                -------------------------             -------------------------------------------
Thomas J. McInerney     Director, President and Chairman,      President (since October 1998) Aetna Investment
                        Executive Committee (Principal         Advisor Holding Company, Inc., Aetna Retail
                        Executive Officer)                     Holding Company, Inc., Aetna Services Holding
                                                               Company, Inc.; President (since September 1997)
                                                               Aetna Life Insurance and Annuity Company;
                                                               President (since September 1997) Aetna Insurance
                                                               Company of America; President (since September
                                                               1997) Aetna Retirement Holdings, Inc.; President
                                                               (since August 1997) Aetna Retirement Services,
                                                               Inc.; Executive Vice President (since August 1997)
                                                               Aetna Inc., Aetna Services, Inc. and Aetna Life
                                                               Insurance Company; Vice President, Strategy
                                                               (March 1997--August 1997) Aetna Inc., Aetna
                                                               Services, Inc. and Aetna Life Insurance Company;
                                                               Vice President, Sales (December 1996--March
                                                               1997) and Vice President, National Accounts (April
                                                               1996--March 1997) Aetna US Healthcare Inc.;
                                                               Vice President, Strategy, Finance, & Administration
                                                               (July 1995--April 1996) Aetna Inc.; Vice President,
                                                               Guaranteed Products (November 1992--July 1995)
                                                               Aetna Life Insurance Company

Shaun P. Mathews        Director and Senior Vice President     President (January 1998--February 1999) Aetna
                                                               Investment Services, Inc.; Senior Vice President
                                                               (since October 1998) Aetna Investment Advisor
                                                               Holding Company, Inc., Aetna Retail Holding
                                                               Company, Inc., Aetna Services Holding Company,
                                                               Inc.; Senior Vice President, Product and Brand
                                                               Management (since September 1998); Senior Vice
                                                               President, Product Management (September
                                                               1997--September 1998); Vice President, Products
                                                               Group (February 1996--September 1997); Senior
                                                               Vice President, Strategic Markets and Products
                                                               (February 1993--February 1996) Aetna Life
                                                               Insurance and Annuity Company.

Name & Address                Position with the Company             Business Experience During the Past 5 Years
--------------                -------------------------             -------------------------------------------
Catherine Hale Smith     Director, Chief Financial Officer     Senior Vice President (since October 1998) Aetna
                         and Senior Vice President             Investment Advisor Holding Company, Inc., Aetna
                                                               Retail Holding Company, Inc., Aetna Services
                                                               Holding Company, Inc.; Chief Financial Officer and
                                                               Senior Vice President, Business Strategy and
                                                               Finance (since February 1998) Aetna Life Insurance
                                                               and Annuity Company; Director and Senior Vice
                                                               President (since March 1999), Chief Financial
                                                               Officer (since February 1998) Aetna Retirement
                                                               Services, Inc.; Vice President, Strategy, Finance
                                                               and Administration, Financial Relations (September
                                                               1996--February 1998) Aetna Inc.; Chief of Staff,
                                                               Health/Group Life, Strategy and Communication
                                                               (April 1993--September 1996) Aetna Life
                                                               Insurance Company.

Kirk P. Wickman          Vice President, General Counsel       Vice President, General Counsel and Corporate
                         and Corporate Secretary               Secretary (since October 1998) Aetna Investment
                                                               Advisor Holding Company, Inc., Aetna Retail
                                                               Holding Company, Inc., Aetna Services Holding
                                                               Company, Inc.; Vice President, General Counsel
                                                               and Assistant Secretary (since April 1997) Aetna
                                                               Retirement Services, Inc.; Senior Vice President
                                                               (since March 1999), Vice President, General
                                                               Counsel and Corporate Secretary (since November
                                                               1996) Aetna Life Insurance and Annuity Company;
                                                               Vice President and Counsel (June 1992--
                                                               November 1996) Aetna Life Insurance Company.

Deborah Koltenuk         Vice President, Treasurer and         Vice President, Treasurer and Corporate Controller
                         Corporate Controller                  (since October 1998) Aetna Investment Advisor
                                                               Holding Company, Inc., Aetna Retail Holding
                                                               Company, Inc., Aetna Services Holding Company,
                                                               Inc.; Vice President, Treasurer and Corporate
                                                               Controller (since July 1996) Aetna Life Insurance
                                                               and Annuity Company and Aetna Retirement
                                                               Holdings, Inc.; Vice President, Investment Financial
                                                               Reporting and Securities Operations (April 1996--
                                                               July 1996) Aetna Life Insurance Company; Vice
                                                               President, Investment Planning and Financial
                                                               Reporting (October 1994--April 1996) The Aetna
                                                               Casualty and Surety Company and The Standard
                                                               Fire and Insurance Company; Assistant Vice
                                                               President, Finance and Administration (June
                                                               1994--October 1994) Aetna Life Insurance
                                                               Company; Controller (September 1993--June
                                                               1994) Aetna Information Technology; Assistant
                                                               Vice President (December 1990--September 1993)
                                                               Aetna Life and Casualty Company.

Name & Address              Position with the Company        Business Experience During the Past 5 Years
--------------              -------------------------        -------------------------------------------
Therese A. Squillacote     Vice President and Chief      Vice President and Chief Compliance Officer (since
                           Compliance Officer            February 1999) Aetna Insurance Company of
                                                         America; Vice President and Chief Compliance
                                                         Officer (since December 1998) Aetna Life
                                                         Insurance and Annuity Company; Vice President
                                                         and Chief Compliance Officer (since December
                                                         1998) Aetna Investment Services, Inc.; Chief
                                                         Compliance Officer (since December 1998)
                                                         Systematized Benefits Administrators, Inc.; Vice
                                                         President, Compliance (since March 1998) Aetna
                                                         Financial Services, Inc.; Compliance Manager (May
                                                         1997 to December 1998) Aetna Life Insurance and
                                                         Annuity Company; Registered Principal (since July
                                                         1997) Aetna Investment Services, Inc.; Director,
                                                         Compliance (December 1995 to May 1997)
                                                         Connecticut General Life Insurance Company;
                                                         Registered Principal (December 1995 to May
                                                         1997) CIGNA Financial Advisors, Inc.; Chief
                                                         Compliance Officer (September 1989 to December
                                                         1995) G.R. Phelps & Co., Inc.; Chief Compliance
                                                         Officer (December 1992 to December 1995)
                                                         Connecticut Mutual Financial Services, Inc.


Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Aetna Casualty and Surety Company.

Additional Information

Reports to Owners

The Company maintains all records relating to the Separate Account and the Certificates. At least once in each Certificate Year, the Company will send you a report containing the Certificate Values (see Total Account Value) as of the most recent Certificate Anniversary. If you allocate any portion of your Total Account Value to the Separate Account, we will send you those additional periodic reports that the SEC requires us to send to you. (See Right to Instruct Voting of Fund Shares)

Right to Instruct Voting of Fund Shares

You are entitled to instruct us how to vote Fund shares held in the Variable Options of the Separate Account and attributable to your Certificate at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes you are entitled to direct with respect to a particular Fund is equal to (a) your Total Account Value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized. The Separate Account will vote all shares of each Fund that it holds of record in the same proportion as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

If you are entitled to give us voting instructions, we will send you proxy material and a form for providing such instructions. In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and detail the reasons in our next report to Certificate owners.

We reserve the right to modify these procedures in any manner consistent with applicable legal requirements and interpretations as in effect from time to time.

State Regulation

The Company, in its sole discretion, selects the states where it will offer the Certificates for sale. One or more eligible purchasers must reside in a selected state. The Company is subject to regulation and supervision by the Insurance Department of the State of Connecticut, which periodically examines its affairs. The Company is also subject to the insurance laws and regulations of all other jurisdictions where it is authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of those jurisdictions for the purposes of determining solvency and compliance with local insurance laws and regulations.

Legal Matters

The Company knows of no material legal proceedings pending (a) to which either the Separate Account or the Company is a party or (b) that would materially affect the Separate Account. Counsel to the Company passed upon the legal validity of the securities described in this Prospectus.

The Registration Statement

We filed a Registration Statement under the Securities Act of 1933 with the SEC relating to the offering described in this Prospectus. Consistent with SEC rules and regulations, we did not include in this Prospectus all of the information set forth in the Registration Statement. You may obtain information omitted from the Prospectus at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

Distribution of the Certificates

The Company serves as principal underwriter of the securities sold by this Prospectus, as defined by the federal securities laws. Aetna Investment Services, Inc. ("Aetna Services"), an affiliate of the Company, distributes the Certificates. The Company and Aetna Services are registered as broker-dealers with the SEC and are members of the National Association of Securities Dealers, Inc. All persons offering or selling the Certificates will be (a) registered representatives of Aetna Services, and (b) licensed as the Company's insurance agents to sell variable life insurance. The Company and NYSUT Benefit Trust entered into an agreement that calls (a) for NYSUT Benefit Trust to exclusively endorse the Certificate to Members for supplemental group variable universal life insurance and (b) for NYSUT Benefit Trust to perform administrative services. The administrative services NYSUT Benefit Trust performs includes making available NYSUT Benefit Trust payroll slots to facilitate premium remittances to the Company. Under the agreement, the Company paid NYSUT Benefit Trust $70,000 in 1998 and will pay NYSUT Benefit Trust $100,000 in 1999. NYSUT Benefit Trust indicated to the Company that it intends to use these amounts to enhance benefits to its members.


Salespersons selling Certificates may earn salaries or commissions. The maximum sales commission paid for Certificate distribution is 25% of the first year premium up to 12 Basic Monthly Premiums. For an increase in Specified Amount, the maximum sales commission is 25% of 12 times the amount of Basic Monthly Premium attributable to the increase. The maximum sales commission on all other premiums is 2% through the 15th Certificate year, or the 15th year following a Specified Amount increase. Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, all such compensation will be paid in accordance with NASD rules.

Independent Auditors

KPMG LLP, CityPlace II, Hartford, Connecticut, are the independent auditors for the Separate Account and for the Company. The independent auditors provide services to the Separate Account that include primarily the examination of the Separate Account's financial statements and the review of filings made with the SEC.


Year 2000

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology ("IT") systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment,
(ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year end 1997, Aetna, including the Company, had substantially completed the assessment stage. The remediation of mission-critical IT systems was completed year end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the Separate Account.

The Company, its affiliates and the mutual funds that serve as investment options for the Separate Account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, has initiated communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and the Company have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Separate Account, including, without limitation, its operation or the valuation of its assets and units.

Tax Matters

The following discussion reflects our understanding of current federal income tax laws. These laws are complex, and tax results may vary among individuals. This discussion is general in nature, and you should not consider it as tax advice. You should seek competent tax advice if you are considering the purchase of a Certificate or exercising elections under a Certificate. Please note that your taxable income is not reduced by premium payments you pay by payroll deduction.

Federal Tax Status of the Company

The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). The Separate Account is not a separate entity from the Company. Therefore, the Separate Account is not taxed separately as a "regulated investment company", but is taxed as part of the Company. Investment income and realized capital gains attributable to the Separate Account are automatically applied to increase reserves under the Certificate. Because of this, under existing federal income tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Certificates. In addition, any foreign tax credits attributable to the Separate Account will first be used to reduce any income taxes imposed on the Separate Account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the Separate Account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed in income or gains attributable to the Separate Account, then we may impose a charge against the Separate Account (with respect to some or all of the Certificates) to set aside provisions to pay such taxes.

Life Insurance Qualification

A Certificate is treated as "life insurance" for federal income tax purposes if
(a) it meets the definition of life insurance under Section 7702 of the Code and
(b) the investments of the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Certificates will meet these requirements and that:

o the death benefit that the beneficiary receives under your Certificate or riders to your Certificate will not be subject to federal income tax; and

o increases in your Certificate's Total Account Value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Certificate, such as a surrender or a partial surrender.

The federal income tax consequences of a distribution from your Certificate can be affected by whether your Certificate is a Modified Endowment Contract (discussed below). In all cases, however, the character of all income that we describe below as taxable to the payee will be ordinary income (as opposed to capital gain).

Among other things, Section 7702 places limits on the amount of premium payments that you may make under a Certificate. For that reason, we will accept only that portion of any premium payment that will not exceed those limits. We will return to you, or apply as you and we otherwise agree, any portion of the premium payment that exceeds the then-applicable limitations.

We intend to comply with Sections 7702 and 817(h) of the Code. For that reason, we reserve the right to make any changes to the Certificate or group policy that we believe are necessary to ensure compliance. We will apply any changes uniformly to affected Owners and make changes only after giving you advance written notice. In some cases, we may need to distribute to you amounts from your Certificate to assure that it continues to qualify and be taxed as life insurance. Any amounts we distribute to you may be includible in your taxable income.

General Rules

As long as your Certificate remains in force during the insured person's lifetime, as a non-modified endowment contract, a Certificate loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest you pay on the loan generally is considered "personal interest," and will not be tax deductible.

After the first 15 Certificate years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Certificate. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Certificate that were not taxable.) During the first 15 Certificate years, the proceeds from a partial surrender, under limited circumstances, could be subject to federal income tax, under a complex formula, to the extent that your Total Account Value exceeds your basis in your Certificate. This result may occur even if the total amount of distributions from the Certificate to that date does not exceed total premiums paid to that date.

On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Certificate loan) over your basis in the Certificate, will be subject to federal income tax. In addition, if a Certificate terminates after a grace period while there is a policy loan outstanding, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules.

Modified Endowment Contracts

A Certificate will be a Modified Endowment Contract if it fails the "7-pay test." A Certificate fails the 7-pay test if, at any time in the first seven Certificate Years, the amount paid into the Certificate exceeds the amount that would have been paid had the Certificate been designed to become paid up after payment of seven equal annual premiums. A new 7-pay test begins at any time a material change takes effect. A material change, for example, may include a change in death benefit option, the selection of additional rider benefits, an increase in your Certificate's specified amount of coverage, and certain other changes.

In the event of a reduction in future benefits during the first seven Certificate Years (or within the first seven Certificate Years after a material change), we recalculate the 7-pay test retroactively based on the reduced level of benefits. (For example, a reduction in future benefits could result if you request a decrease in Specified Amount, Partial Surrender or termination of additional benefits under a Rider.) If the premiums previously paid are greater than the recalculated 7-pay test limit, the Certificate will be a Modified Endowment Contract.

A Certificate received in exchange for a Modified Endowment Contract will also be a Modified Endowment Contract.

If the Certificate is a Modified Endowment Contract, the proceeds of any Partial Surrender, Certificate Loans, assignments, pledges or other distributions from the Certificate will be currently includable in the Certificate Owner's income to the extent that the Certificate's Total Account Value immediately before payment exceeds total premiums paid (increased by the amount of distributions previously taxed and reduced by untaxed amounts previously distributed from the Certificate). All Modified Endowment Contracts that you purchase from the Company (and its affiliates) during the same calendar year, will be aggregated for purposes of determining the taxable portion of distributions from the Certificate.

Distributions during any Certificate year in which a Certificate becomes a Modified Endowment Contract and any subsequent Certificate Year will be taxed as described above. In addition, distributions from a Certificate within two years before it becomes a Modified Endowment Contract may also be subject to tax in this manner. Thus, a distribution made from a Certificate that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

If the Certificate is a Modified Endowment Contract, a penalty will apply to the taxable portion of most distributions, unless the Owner has reached the age of 59-1/2. The penalty tax does not, however, apply to any full or partial distributions that are made while the Owner is disabled (within the meaning of the Code) or that are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such Owner or the joint lives (or joint life expectancies) of such Owner and his or her beneficiary (i.e., an annuity).

Diversification Standards

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Certificate must be "adequately diversified" in accordance with Treasury regulations. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. Our failure to comply with these regulations would disqualify your Certificate as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Certificate for the period of the disqualification and for subsequent periods. Also, if the Insured died during the period of the disqualification, a portion of the death benefit proceeds would be considered taxable income for the recipient. The Separate Account, through the Funds, intends to comply with these requirements.

Investor Control

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts.

The Company reserves the right to modify the Certificate as necessary to attempt to prevent a holder from being considered the federal tax owner of a pro rata share of the assets of the Separate Account.

Withholding

Generally, we are required to withhold income tax from any portion of a distribution we make to you that is includable in your income. However, we will not withhold income tax if you provide us with a written election request before we make the distribution. If you request that we not withhold tax from the distribution, or if enough tax is not withheld, you may have to pay these taxes later. You may also have to pay penalties if your withholding and estimated tax payments are insufficient.

Other Tax Considerations

Changes you make to your Certificate (for example, a decrease in benefits) may have other effects on your Certificate. Such effects may include limiting the amount of premiums that you can pay under your Certificate, as well as the amount of Total Account Value that you may maintain under your Certificate.

If the insured person is the Certificate's owner, the death benefit under a Certificate will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, an amount approximately equal to the cash surrender value of the Certificate would be includable in the owner's estate, if the owner died before the insured. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $650,000 (or larger amounts specified in the Code to commence in certain future years) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the Certificate's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

The particular situation of each Certificate owner, insured person or beneficiary will determine how ownership or receipt of Certificate proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance, transfer, income and other taxes. We do not intend for the foregoing summary to be complete or to cover all situations. You should consult counsel and other advisors for more complete information.

Finally, The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

Misc. Certificate Provisions

The Certificates

We consider your variable life insurance contract to consist of the following documents: (a) the Certificate you receive; (b) the related group Policy owned by NYSUT Benefit Trust; (c) the application form you completed to purchase your Certificate; (d) any applications for any changes we approve; and (e) any riders. Copies of all applications are attached to and made a part of the Certificate. Only the Company's President, Executive Vice President or the Corporate Secretary may agree with you to a change in the Certificate or the Policy. Any change in the Certificate or the Policy must be in writing.


Payment and Deferral of Benefits

We pay all benefits at our Home Office. We may require you to submit your Certificate to our Home Office before we grant Certificate Loans, make changes or pay benefits.

We ordinarily make payments of any Separate Account Value within 7 days after our receipt of your Written Request. However, the Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (a) when the New York Stock Exchange is closed (except holidays or weekends); (b) when trading on the Exchange is restricted; (c) when the SEC determines an emergency exists so that it is not reasonably practicable for the Fund to dispose of the securities it holds or to determine the value of the Funds' net assets. In these instances, we also may defer payment from the Separate Account of Full Surrender and Partial Surrender Values, any Death Benefit in excess of the current Specified Amount, and any portion of the Loan Value.

We may defer payment of any Fixed Account Value for up to 6 months, except when used to pay amounts due us. We may also delay payment of the Death Benefit if the Certificate is being contested.

Suicide and Incontestability

In most states, we pay only a limited benefit if the Insured dies by suicide within 2 years from the Issue Date of a Certificate. Generally, this benefit consists of a refund of premiums paid, subject to any positive or negative adjustment to reflect investment performance in the Separate Account. In most states, if the Insured dies by suicide within 2 years from the Issue Date of any increase in coverage, we pay as to that increase only the amount of prior Monthly Deductions that were attributable to that increase.

In most states, we will not contest any coverage under a Certificate after it has been in force for 2 years from its Issue Date, because of statements made in the initial application form or any subsequent application. However, if the Age of the Insured is misstated, regardless how long the coverage has been in effect, we will adjust the amount of the Death Benefit to reflect the coverage that would have been purchased by the most recent pre-Maturity Date Monthly Deduction at the correct Age.

Protection of Proceeds

To the extent provided by law, the proceeds of the Certificate are not subject to (a) claims by a beneficiary's creditors or (b) any legal process against any beneficiary.

Nonparticipation

The Certificate is not entitled to share in the divisible surplus of the Company. We will pay no dividends to you.

Changes in Owner and Beneficiary; Assignment

Unless otherwise stated in the Certificate, you may change the Owner and/or the beneficiary or beneficiaries, or both, at any time while the Certificate is in force. You must make a request for these types of changes by Written Request. After we agree to the change in writing, the change takes effect as of the date on which your Written Request was signed. On the insured's death, we pay Death Benefit proceeds to each named beneficiary as specified in your then effective beneficiary designation. We pay all proceeds to the Owner or the Owner's estate if no named beneficiary is living at the date of the Insured's death. If there is no designated beneficiary, as required by state law we may pay from the Death Benefit up to $500 to any person that we believe is entitled to this money because that person incurred funeral expenses incident to the death of the Insured.

You may assign a Certificate. We will not consider an assignment of a Certificate binding on us unless the assignment is made in writing and received by us at our Home Office. We use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our procedures, we would be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the Owner and the interest of the beneficiary are subject to the rights of any assignee of record.

Assignment or change of Owner can have adverse tax consequences. (See Tax
Matters)

Performance Reporting and Advertising

From time to time, the Company may advertise different types of historical performance for the Variable Options of the Separate Account available under the Certificates. We may also distribute sales literature that compares (a) to (b) or to (c), where: (a) is the percentage change in Accumulation Unit Values for any of the Variable Options; (b) is established market indices such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average; and (c) is the percentage change in values of other mutual funds that have investment objectives similar to the Variable Option being compared.

Illustrations of Death Benefit and Total Account Values

The following pages provide a hypothetical illustration of how the Option 1 Death Benefit and Total Account Values can change over time for a Certificate. This hypothetical illustration is based on a Certificate issued to an Age 45, preferred risk, non-smoker Insured. The second column in each table shows the accumulated values of the premiums paid at an annual interest rate of 5%. The remaining columns show the hypothetical Death Benefits, Total Account Values and Surrender Values assuming that the investment return on the assets held in each Fund is a uniform gross annual rate of either 0%, 6%, and 12%. Additional assumptions are listed on each illustration.

We provide two pages of values. The first page illustrates the assumption that the maximum rates for all charges under the Certificate, including the guaranteed maximum Cost of Insurance rates, are charged in all years. The maximum allowable charges under the Certificate include (a) 1.25% for years 1-10, and 0.40% for the 11th year and after, for mortality and expense risk in all Certificate Years, and (b) 10% of each premium as the maximum premium load, and (c) $19 a month during the first Certificate Year and $11 a month thereafter for the maximum Certificate Fee.

The second page illustrates the assumption that the current rates for all charges, including the scale of Cost of Insurance rates for a $250,000 Specified Amount, are charged in all years. Current cost of insurance rates are generally lowest for Certificates having Specified Amounts of at least $250,000. The current charges imposed under the Certificates include (a) 0.85% for mortality and expense risk in Certificate Years 1 through 10 only, and as is currently planned, 0% thereafter, (b) 8% of each premium as the current premium load, and
(c) $14 a month during the first Certificate Year and $6 a month thereafter as the current Certificate Fee. We expect to review our current cost of insurance rates at least annually in light of the actual mortality experience of participants under the NYSUT group Certificate.

The values shown in these illustrations vary according to assumptions used for charges and gross rates of investment return. You may experience actual investment returns and charges that are higher or lower than those illustrated.


The annual charge for Fund expenses reflected in both sets of illustrations is
 .71%. This figure assumes that Total Account Values have been allocated equally among all Funds and represent a fixed, unweighted average of the investment advisory fees charged to each of the Funds as of December 31, 1998 (without waivers or deductions) and other operating expenses (without waivers or deductions) for the year then ended.

After deduction of charges, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.56%, 4.44% and 10.44%, respectively, during the first 10 Certificate Years, and -.71%, 5.29% and 11.29%, respectively, thereafter on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.96%, 4.04% and 10.04% during the first 10 years and -1.11%, 4.89% and 10.89% during the 11th year and after, respectively.

The Death Benefit and Total Account Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Certificate Years. The illustrations also assume payment of premiums as indicated, no Certificate Loans, no increases or decreases in Specified Amount, no Death Benefit Option changes, no Partial Surrenders and no supplemental rider benefits.

The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, we may make such charges in the future. In that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Total Account Values shown.

Upon request, we will provide a comparable personalized illustration based upon the Age and underwriting classification of the proposed Insured, including the Specified Amount and premium requested, the proposed frequency of premium payments and any available riders requested. We may charge a fee of $25 for each illustration. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                FLEXIBLE PREMIUM
                  VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                  UNISEX AGE 45
                         $1,548.48 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $250,000
                   DEATH BENEFIT OPTION 1 (GUARANTEED VALUES)


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value                Surrender Value
                   at                 Returns of               Annual Investment Returns of      Annual Investment Returns of
Certificate    5% Interest  -------------------------------   -------------------------------   -------------------------------
Year            Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
----           -----------  --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1                  1,626    250,000    250,000     250,000        364        415        467         364        415        467
2                  3,333    250,000    250,000     250,000        761        888      1,023         761        888      1,023
3                  5,126    250,000    250,000     250,000      1,088      1,317      1,569       1,088      1,317      1,569
4                  7,008    250,000    250,000     250,000      1,343      1,695      2,102       1,343      1,695      2,102
5                  8,984    250,000    250,000     250,000      1,521      2,015      2,613       1,521      2,015      2,613
6                 11,059    250,000    250,000     250,000      1,615      2,266      3,093       1,615      2,266      3,093
7                 13,238    250,000    250,000     250,000      1,617      2,435      3,526       1,617      2,435      3,526
8                 15,526    250,000    250,000     250,000      1,511      2,501      3,892       1,511      2,501      3,892
9                 17,928    250,000    250,000     250,000      1,287      2,446      4,170       1,287      2,446      4,170
10                20,450    250,000    250,000     250,000        935      2,255      4,341         935      2,255      4,341
15                35,085          0          0     250,000          0          0      2,901           0          0      2,901
20                53,762          0          0           0          0          0          0           0          0          0
25                77,600          0          0           0          0          0          0           0          0          0
30               108,023          0          0           0          0          0          0           0          0          0
20 Age 65         53,762          0          0           0          0          0          0           0          0          0


Assumes no policy loan has been made and no supplemental rider benefits have been elected. If premiums are paid more frequently than annually, the Death Benefits, Total Account Values and Surrender Values would be less than those illustrated. Zeros indicate that the Certificate lapses if additional premiums are not paid.

The investment results are illustrative only and should not be considered a representation of past or future investments results.

Actual investment results may be more or less than those shown and will depend on a number of factors including the Certificate Owner's allocations, and the Fund's rate of return. The Total Account Value and Surrender Value for a Certificate would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual years.

                                FLEXIBLE PREMIUM
                  VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                  UNISEX AGE 45
                         $1,548.48 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $250,000
                     DEATH BENEFIT OPTION 1 (CURRENT VALUES)


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value                Surrender Value
                   at                 Returns of               Annual Investment Returns of      Annual Investment Returns of
Certificate    5% Interest  -------------------------------   -------------------------------   -------------------------------
Year            Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
----           -----------  --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1                  1,626    250,000    250,000    250,000         670        732         794        670        732        794
2                  3,333    250,000    250,000    250,000       1,420      1,590       1,768      1,420      1,590      1,768
3                  5,126    250,000    250,000    250,000       2,155      2,483       2,840      2,155      2,483      2,840
4                  7,008    250,000    250,000    250,000       2,875      3,411       4,020      2,875      3,411      4,020
5                  8,984    250,000    250,000    250,000       3,579      4,377       5,321      3,579      4,377      5,321
6                 11,059    250,000    250,000    250,000       4,268      5,383       6,755      4,268      5,383      6,755
7                 13,238    250,000    250,000    250,000       4,942      6,429       8,337      4,942      6,429      8,337
8                 15,526    250,000    250,000    250,000       5,601      7,519      10,081      5,601      7,519     10,081
9                 17,928    250,000    250,000    250,000       6,246      8,654      12,007      6,246      8,654     12,007
10                20,450    250,000    250,000    250,000       6,853      9,813      14,108      6,853      9,813     14,108
15                35,085    250,000    250,000    250,000       8,721     15,551      27,915      8,721     15,551     27,915
20                53,762    250,000    250,000    250,000       7,130     19,313      47,911      7,130     19,313     47,911
25                77,600    250,000    250,000    250,000         752     19,162      78,317        752     19,162     78,317
30               108,023          0    250,000    250,000           0     10,678     126,965          0     10,678    126,965
20 Age 65         53,762    250,000    250,000    250,000       7,130     19,313      47,911      7,130     19,313     47,911


Assumes no policy loan has been made and no supplemental rider benefits have been elected. If premiums are paid more frequently than annually, the Death Benefits, Total Account Values and Surrender Values would be less than those illustrated. Zeros indicate that the Certificate lapses if additional premiums are not paid.

The investment results are illustrative only and should not be considered a representation of past or future investments results.

Actual investment results may be more or less than those shown and will depend on a number of factors including the Certificate Owner's allocations, and the Fund's rate of return. The Total Account Value and Surrender Value for a Certificate would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual years.

                              FINANCIAL STATEMENTS
                             VARIABLE LIFE ACCOUNT B

                                     Index

Statement of Assets and Liabilities .........................   S-2
Statements of Operations and Changes in Net Assets ..........   S-4
Condensed Financial Information .............................   S-5
Notes to Financial Statements ...............................   S-9
Independent Auditors' Report ................................   S-19

Variable Life Account B

Statement of Assets and Liabilities -- December 31, 1998

ASSETS:
Investments, at net asset value: (Note 1)

                                                                                                        Net
                                                                 Shares              Cost            Assets
 Aetna Ascent VP:                                               198,115      $  2,831,006      $  2,777,568
 Aetna Balanced VP:                                           2,167,178        34,177,879        34,089,711
 Aetna Bond VP:                                               2,295,254        29,997,078        29,976,022
 Aetna Crossroads VP:                                           154,345         2,069,533         2,055,869
 Aetna Growth and Income VP:                                  4,919,365       162,790,910       156,730,966
 Aetna Index Plus Large Cap VP:                                 758,705        12,317,717        13,345,627
 Aetna Legacy VP:                                                81,480         1,017,019         1,007,913
 Aetna Money Market VP:                                       2,738,801        36,398,167        36,665,421
 Aetna Small Company VP:                                         77,201         1,010,893           987,401
 Aetna Value Opportunity VP:                                      3,879            43,415            55,900
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio:                                    1,443,313        34,623,612        36,730,553
  Growth Portfolio:                                             429,501        15,334,389        19,271,725
  High Income Portfolio:                                         20,499           259,107           236,353
  Overseas Portfolio:                                           155,353         2,924,055         3,114,830
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio:                                      172,391         2,863,661         3,130,614
  Contrafund Portfolio:                                       1,569,966        32,468,622        38,429,965
 Janus Aspen Series:
  Aggressive Growth Portfolio:                                  849,184        19,610,984        23,428,999
  Balanced Portfolio:                                           952,003        17,985,644        21,420,076
  Growth Portfolio:                                             994,148        19,672,123        23,402,244
  Worldwide Growth Portfolio:                                 1,497,256        38,062,628        43,555,170
 Oppenheimer Funds:
  Global Securities Fund:                                        14,366           297,779           317,052
  Growth & Income Fund:                                           3,670            64,123            75,171
  Strategic Bond Fund:                                          138,959           694,732           711,472
 Portfolio Partners, Inc. (PPI):
  PPI MFS Emerging Equities Portfolio:                          554,349        27,030,853        30,733,122
  PPI MFS Research Growth Portfolio:                            982,828        10,760,071        11,734,970
  PPI MFS Value Equity Portfolio:                                21,279           722,801           805,423
  PPI Scudder International Growth Portfolio:                   994,201        15,964,583        16,662,810
  PPI T. Rowe Price Growth Equity Portfolio:                     24,523         1,206,669         1,356,360
                                                                             ------------      ------------
NET ASSETS                                                                   $523,200,053      $552,809,307
                                                                             ============      ============
Net assets represented by:

Policyholders' account values: (Notes 1 and 5)
 Aetna Ascent VP:
  Policyholders' account values .........................................................      $  2,777,568
 Aetna Balanced VP:
  Policyholders' account values .........................................................        34,089,711
 Aetna Bond VP:
  Policyholders' account values .........................................................        29,976,022
 Aetna Crossroads VP:
  Policyholders' account values .........................................................         2,055,869
 Aetna Growth and Income VP:
  Policyholders' account values .........................................................       156,730,966

Variable Life Account B

 Aetna Index Plus Large Cap VP:
  Policyholders' account values ........................     $ 13,345,627
 Aetna Legacy VP:
  Policyholders' account values ........................        1,007,913
 Aetna Money Market VP:
  Policyholders' account values ........................       36,665,421
 Aetna Small Company VP:
  Policyholders' account values ........................          987,401
 Aetna Value Opportunity VP:
  Policyholders' account values ........................           55,900
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio:
   Policyholders' account values .......................       36,730,553
  Growth Portfolio:
   Policyholders' account values .......................       19,271,725
  High Income Portfolio:
   Policyholders' account values .......................          236,353
  Overseas Portfolio:
   Policyholders' account values .......................        3,114,830
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio:
   Policyholders' account values .......................        3,130,614
  Contrafund Portfolio:
   Policyholders' account values .......................       38,429,965
 Janus Aspen Series:
  Aggressive Growth Portfolio:
   Policyholders' account values .......................       23,428,999
  Balanced Portfolio:
   Policyholders' account values .......................       21,420,076
  Growth Portfolio:
   Policyholders' account values .......................       23,402,244
  Worldwide Growth Portfolio:
   Policyholders' account values .......................       43,555,170
 Oppenheimer Funds:
  Global Securities Fund:
   Policyholders' account values .......................          317,052
  Growth & Income Fund:
   Policyholders' account values .......................           75,171
  Strategic Bond Fund:
   Policyholders' account values .......................          711,472
 Portfolio Partners, Inc. (PPI):
  PPI MFS Emerging Equities Portfolio:
   Policyholders' account values .......................       30,733,122
  PPI MFS Research Growth Portfolio:
   Policyholders' account values .......................       11,734,970
  PPI MFS Value Equity Portfolio:
   Policyholders' account values .......................          805,423
  PPI Scudder International Growth Portfolio:
   Policyholders' account values .......................       16,662,810
  PPI T. Rowe Price Growth Equity Portfolio:
   Policyholders' account values .......................        1,356,360
                                                             ------------
                                                             $552,809,307
                                                             ============


See Notes to Financial Statements

Variable Life Account B

Statements of Operations and Changes in Net Assets

                                                                              Year Ended December 31,
                                                                              1998               1997
                                                                              ----               ----
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ..........................................................     $ 43,340,466       $ 35,222,623
Expenses: (Notes 2 and 5)
 Valuation period deductions ........................................       (4,390,578)        (2,713,203)
                                                                          ------------       ------------
Net investment income ...............................................       38,949,888         32,509,420
                                                                          ------------       ------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ................................................      481,590,756        260,329,704
 Cost of investments sold ...........................................      454,360,016        245,858,726
                                                                          ------------       ------------
  Net realized gain .................................................       27,230,740         14,470,978
Net unrealized gain on investments: (Note 5)
 Beginning of year ..................................................       16,987,228         14,132,669
 End of year ........................................................       29,609,254         16,987,228
                                                                          ------------       ------------
  Net change in unrealized gain .....................................       12,622,026          2,854,559
                                                                          ------------       ------------
Net realized and unrealized gain on investments .....................       39,852,766         17,325,537
                                                                          ------------       ------------
Net increase in net assets resulting from operations ................       78,802,654         49,834,957
                                                                          ------------       ------------
FROM UNIT TRANSACTIONS:
Variable life premium payments ......................................      171,088,399        127,736,110
Transfers to the Company for monthly deductions .....................      (29,899,398)       (21,545,914)
Redemptions by contract holders .....................................      (15,359,273)       (24,062,185)
Transfers on account of policy loans ................................       (4,006,080)        (2,875,077)
Other ...............................................................         (342,142)           263,373
                                                                          ------------       ------------
 Net increase in net assets from unit transactions (Note 5) .........      121,481,506         79,516,307
                                                                          ------------       ------------
Change in net assets ................................................      200,284,160        129,351,264
NET ASSETS:
Beginning of year ...................................................      352,525,147        223,173,883
                                                                          ------------       ------------
End of year .........................................................     $552,809,307       $352,525,147
                                                                          ============       ============



See Notes to Financial Statements

Variable Life Account B

Condensed Financial Information -- Year Ended December 31, 1998

----------------------------------------------------------------------------------------------------------------------
                                          Value
                                         Per Unit          Increase (Decrease)          Units
                                         --------              in Value of           Outstanding      Reserves
                                  Beginning     End of         Accumulation             at End         at End
                                   of Year       Year              Unit                 of Year        of Year
---------------------------------------------------------------------------------------------------------------
Aetna Ascent VP:
Aetna Vest                         $14.055      $14.535            3.42%                16,652.7    $   242,052
Aetna Vest II                       14.040       14.499            3.27%                 9,886.9        143,349
Aetna Vest Plus                     14.040       14.499            3.27%               144,736.7      2,098,518
Aetna Vest Estate Protector         14.077       14.559            3.42%                18,230.2        265,412
Aetna Vest Estate Protector II      10.441       10.038           (3.86%)   (3)          2,813.1         28,237
---------------------------------------------------------------------------------------------------------------
Aetna Balanced VP:
Aetna Vest                          21.286       24.655           15.83%               107,033.9      2,638,924
Aetna Vest II                       21.515       24.909           15.78%               225,846.4      5,625,574
Aetna Vest Plus                     18.044       20.890           15.77%               510,123.9     10,656,282
Aetna Vest Estate Protector         13.554       15.716           15.95%                23,850.0        374,815
Aetna Vest Estate Protector II      10.434       11.233            7.66%    (3)         40,381.8        453,600
Corporate Specialty Market          15.708       18.186           15.78%               788,514.1     14,339,789
NYSUT Individual Life               12.865       13.516            5.06%    (4)             53.8            727
---------------------------------------------------------------------------------------------------------------
Aetna Bond VP:
Aetna Vest                          23.428       25.084            7.07%               256,292.6      6,428,790
Aetna Vest II                       15.752       16.865            7.07%                73,422.3      1,238,247
Aetna Vest Plus                     12.613       13.505            7.07%               300,416.1      4,057,035
Aetna Vest Estate Protector         11.224       12.035            7.23%                24,203.4        291,294
Aetna Vest Estate Protector II      10.069       10.614            5.41%    (2)         41,583.2        441,368
Corporate Specialty Market          12.175       13.035            7.06%             1,343,974.6     17,518,380
NYSUT Individual Life               11.028       11.441            3.75%    (4)             79.4            908
---------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP:
Aetna Vest                          13.369       14.040            5.02%                 6,371.5         89,454
Aetna Vest II                       13.356       14.005            4.86%                 3,504.8         49,083
Aetna Vest Plus                     13.356       14.005            4.86%               132,933.4      1,861,676
Aetna Vest Estate Protector         13.391       14.063            5.02%                   290.5          4,085
Aetna Vest Estate Protector II      10.470       10.244           (2.16%)   (2)          5,034.4         51,571
---------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP:
Aetna Vest                          44.936       50.962           13.41%             1,299,467.8     66,222,877
Aetna Vest II                       25.085       28.434           13.35%               793,662.0     22,566,909
Aetna Vest Plus                     21.075       23.889           13.35%             2,078,634.2     49,657,181
Aetna Vest Estate Protector         15.037       17.070           13.52%               114,615.8      1,956,460
Aetna Vest Estate Protector II      10.767       10.966            1.85%    (1)         75,394.9        826,779
Corporate Specialty Market          19.039       21.581           13.35%               717,978.2     15,494,720
NYSUT Individual Life               13.251       13.623            2.81%    (4)            443.4          6,040
---------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP:
Aetna Vest                          13.081       17.044           30.30%                59,247.4      1,009,797
Aetna Vest II                       13.081       17.044           30.30%                16,362.9        278,884
Aetna Vest Plus                     13.081       17.044           30.30%               322,679.7      5,499,673
Aetna Vest Estate Protector         13.102       17.096           30.48%                69,615.6      1,190,179
Aetna Vest Estate Protector II      10.794       12.397           14.85%    (1)         78,843.7        977,436
Corporate Specialty Market          13.081       17.044           30.30%               255,439.6      4,353,649
NYSUT Individual Life               14.077       15.850           12.60%    (4)          2,271.9         36,009
---------------------------------------------------------------------------------------------------------------
Aetna Legacy VP:
Aetna Vest                          12.479       13.378            7.20%    (7)            556.2          7,442
Aetna Vest II                       12.604       13.345            5.88%                   925.7         12,353
Aetna Vest Plus                     12.604       13.345            5.88%                61,022.7        814,343
Aetna Vest Estate Protector         12.638       13.400            6.03%                 2,909.9         38,994
Aetna Vest Estate Protector II      10.310       10.379            0.67%    (2)         12,964.6        134,563
NYSUT Individual Life               10.310       11.902           15.44%    (2)             18.3            218
---------------------------------------------------------------------------------------------------------------

Variable Life Account B

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Value
                                                                  Per Unit        Increase (Decrease)          Units
                                                                  --------             in Value of          Outstanding    Reserves
                                                           Beginning     End of       Accumulation            at End        at End
                                                            of Year       Year            Unit                of Year       of Year
------------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP:
Aetna Vest                                                 $  17.310   $  18.074          4.41%              118,796.8   $ 2,147,105
Aetna Vest II                                                 12.653      13.211          4.41%               42,027.0       555,225
Aetna Vest Plus                                               11.892      12.416          4.41%            1,069,947.5    13,284,681
Aetna Vest Estate Protector                                   10.807      11.301          4.57%               57,290.6       647,417
Aetna Vest Estate Protector II                                10.045      10.413          3.66%    (1)       276,653.4     2,880,793
Corporate Specialty Market                                    11.377      11.878          4.40%            1,436,476.9    17,063,155
NYSUT Individual Life                                         10.603      10.849          2.32%    (4)         8,023.2        87,045
------------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP:
Corporate Specialty Market                                    11.484      10.085        (12.18%)   (2)        97,904.2       987,401
------------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP:
Corporate Specialty Market                                     9.567      12.266         28.21%    (6)         4,557.2        55,900
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:
Aetna Vest                                                    13.788      15.238         10.52%               16,969.9       258,580
Aetna Vest II                                                 13.788      15.238         10.52%               14,601.3       222,487
Aetna Vest Plus                                               13.788      15.238         10.52%              670,325.9    10,214,130
Aetna Vest Estate Protector                                   13.824      15.301         10.68%              106,752.9     1,633,394
Aetna Vest Estate Protector II                                10.851      10.733         (1.09%)   (2)        43,643.7       468,407
Corporate Specialty Market                                    15.869      17.538         10.52%            1,364,494.0    23,930,267
NYSUT Individual Life                                         12.924      13.031          0.83%    (4)           252.3         3,288
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Corporate Specialty Market                                    13.759      19.002         38.11%            1,014,192.3    19,271,725
------------------------------------------------------------------------------------------------------------------------------------
High Income Portfolio:
Corporate Specialty Market                                    10.575       9.588         (9.33%)   (3)        24,649.9       236,353
------------------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:
Corporate Specialty Market                                    12.415      13.859         11.63%              224,748.4     3,114,830
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:
Corporate Specialty Market                                    14.361      16.358         13.91%              191,384.9     3,130,614
------------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:
Aetna Vest                                                    14.166      18.229         28.68%               45,254.8       824,956
Aetna Vest II                                                 14.166      18.229         28.68%               17,282.1       315,037
Aetna Vest Plus                                               14.166      18.229         28.68%              582,925.1    10,626,213
Aetna Vest Estate Protector                                   14.203      18.305         28.88%               73,829.1     1,351,411
Aetna Vest Estate Protector II                                10.825      12.417         14.71%    (1)        55,697.8       691,620
Corporate Specialty Market                                    15.236      19.607         28.69%            1,255,443.5    24,615,341
NYSUT Individual Life                                         13.744      15.355         11.72%    (4)           350.9         5,387
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:
Aetna Vest                                                    18.017      23.949         32.92%               49,127.2     1,176,559
Aetna Vest II                                                 18.017      23.949         32.92%               35,013.7       838,551
Aetna Vest Plus                                               18.017      23.949         32.92%              525,450.3    12,584,179
Aetna Vest Estate Protector                                   10.944      14.569         33.12%               77,832.2     1,133,931
Aetna Vest Estate Protector II                                10.705      12.855         20.08%    (3)        29,088.0       373,931
Corporate Specialty Market                                    13.519      17.969         32.92%              407,461.9     7,321,785
NYSUT Individual Life                                         10.705      15.506         44.85%    (3)             4.0            63
------------------------------------------------------------------------------------------------------------------------------------

Variable Life Account B

---------------------------------------------------------------------------------------------------------------
                                                Value
                                               Per Unit        Increase (Decrease)       Units
                                               --------            in Value of        Outstanding    Reserves
                                        Beginning     End of       Accumulation         at End        at End
                                         of Year       Year            Unit             of Year       of Year
---------------------------------------------------------------------------------------------------------------
Balanced Portfolio:
Aetna Vest                               $16.883     $22.446          32.95%             12,438.1   $   279,181
Aetna Vest II                             17.015      22.621          32.95%              6,532.6       147,773
Aetna Vest Plus                           16.875      22.435          32.95%            385,905.8     8,657,958
Aetna Vest Estate Protector               13.440      17.895          33.15%             35,860.6       641,715
Aetna Vest Estate Protector II            10.519      12.622          19.99%    (2)      51,710.9       652,707
Corporate Specialty Market                14.799      19.675          32.95%            561,147.2    11,040,492
NYSUT Individual Life                     13.283      15.198          14.42%    (4)          16.5           250
---------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Aetna Vest                                18.105      24.316          34.31%             35,825.5       871,140
Aetna Vest II                             18.088      24.294          34.31%             60,612.1     1,472,515
Aetna Vest Plus                           18.063      24.260          34.31%            556,030.4    13,489,166
Aetna Vest Estate Protector               13.214      17.775          34.52%             72,533.7     1,289,254
Aetna Vest Estate Protector II            10.474      12.564          19.95%    (3)      51,852.8       651,475
Corporate Specialty Market                14.865      19.965          34.31%            281,900.4     5,628,055
NYSUT Individual Life                     10.474      15.384          46.88%    (3)          41.5           639
---------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:
Aetna Vest                                19.790      25.260          27.64%            111,720.0     2,822,005
Aetna Vest II                             19.795      25.267          27.64%             49,640.2     1,254,234
Aetna Vest Plus                           19.770      25.235          27.64%            772,265.6    19,488,204
Aetna Vest Estate Protector               14.305      18.286          27.83%             92,116.0     1,684,451
Aetna Vest Estate Protector II            11.034      12.017           8.91%    (1)      56,926.9       684,105
Corporate Specialty Market                16.277      20.776          27.64%            847,989.7    17,618,234
NYSUT Individual Life                     14.268      14.465           1.38%    (4)         272.2         3,937
---------------------------------------------------------------------------------------------------------------
Oppenheimer Funds:
Global Securities Fund:
Aetna Vest                                10.531      10.828           2.82%    (2)         724.6         7,846
Aetna Vest Plus                           10.717      10.828           1.04%    (2)      21,426.9       232,014
Aetna Vest Estate Protector               10.759      10.842           0.77%    (3)       1,644.5        17,830
Aetna Vest Estate Protector II            10.892      11.082           1.74%    (2)       5,356.6        59,362
Corporate Specialty Market                 9.178      10.550          14.95%    (6)       7,125.3        75,171
---------------------------------------------------------------------------------------------------------------
Strategic Bond Fund:
Aetna Vest                                10.117      10.027          (0.89%)   (4)       1,044.9        10,477
Aetna Vest Plus                           10.071      10.027          (0.44%)   (1)      45,400.4       455,225
Aetna Vest Estate Protector               10.112      10.040          (0.71%)   (3)         310.5         3,118
Aetna Vest Estate Protector II            10.083      10.036          (0.47%)   (2)      24,167.5       242,542
NYSUT Individual Life                     10.083      10.040          (0.43%)   (2)          10.9           110
---------------------------------------------------------------------------------------------------------------
Portfolio Partners, Inc. (PPI):
PPI MFS Emerging Equities Portfolio:
Aetna Vest                                17.357      22.283          28.38%             66,915.3     1,491,046
Aetna Vest II                             17.359      22.285          28.38%             25,989.8       579,174
Aetna Vest Plus                           17.349      22.273          28.38%            630,942.7    14,052,694
Aetna Vest Estate Protector               10.810      13.899          28.58%            121,028.5     1,682,153
Aetna Vest Estate Protector II            10.616      11.576           9.04%    (3)      22,597.4       261,585
Corporate Specialty Market                14.275      18.326          28.38%            691,165.5    12,666,345
NYSUT Individual Life                     10.616      14.396          35.61%    (3)           8.7           125
---------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:
Aetna Vest                                12.042      14.665          21.78%             60,057.0       880,720
Aetna Vest II                             12.096      14.730          21.78%             22,158.9       326,410
Aetna Vest Plus                           11.931      14.529          21.78%            461,604.4     6,706,855
Aetna Vest Estate Protector                9.152      11.161          21.95%             32,093.6       358,210
Aetna Vest Estate Protector II            10.650      11.518           8.15%    (3)      30,342.2       349,483
Corporate Specialty Market                10.912      13.288          21.77%            234,278.4     3,113,170
NYSUT Individual Life                     11.944      12.394           3.77%    (4)           9.8           122
---------------------------------------------------------------------------------------------------------------

Variable Life Account B

                                                       Value
                                                      Per Unit          Increase (Decrease)       Units
                                                      --------              in Value of        Outstanding    Reserves
                                               Beginning     End of         Accumulation          at End       at End
                                                of Year       Year              Unit             of Year       of Year
-----------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:
Aetna Vest                                      $10.779      $11.408        5.84%    (2)              89.2   $    1,018
Aetna Vest II                                    10.910       11.408        4.56%    (2)              82.4          940
Aetna Vest Plus                                  10.757       11.408        6.05%    (2)          45,259.8      516,312
Aetna Vest Estate Protector                      10.562       11.422        8.14%    (2)           1,479.4       16,898
Aetna Vest Estate Protector II                   11.017       11.699        6.19%    (2)          23,082.2      270,039
NYSUT Individual Life                            10.870       11.422        5.08%    (5)              18.9          216
-----------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:
Aetna Vest                                       15.692       18.503       17.91%                112,140.9    2,074,918
Aetna Vest II                                    15.596       18.389       17.91%                 33,578.6      617,467
Aetna Vest Plus                                  15.509       18.286       17.91%                492,196.5    9,000,421
Aetna Vest Estate Protector                      11.777       13.907       18.09%                 33,167.3      461,260
Aetna Vest Estate Protector II                   11.304       11.198       (0.94%)   (3)           6,453.1       72,263
Corporate Specialty Market                       12.995       15.323       17.91%                289,540.0    4,436,481
-----------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:
Aetna Vest                                       10.689       11.539        7.95%    (2)           9,432.4      108,839
Aetna Vest II                                    11.000       11.539        4.90%    (5)              56.9          656
Aetna Vest Plus                                  10.422       11.539       10.72%    (1)          72,473.9      836,267
Aetna Vest Estate Protector                      10.452       11.553       10.53%    (3)          15,572.9      179,921
Aetna Vest Estate Protector II                   10.805       11.839        9.57%    (2)         19,467.9      230,474
NYSUT Individual Life                            10.805       11.553        6.92%    (2)             17.6          203
-----------------------------------------------------------------------------------------------------------------------

Notes to Condensed Financial Information:


(1) - Reflects less than a full year of performance activity. Funds were first received in this option during March 1998.

(2) - Reflects less than a full year of performance activity. Funds were first received in this option during April 1998.

(3) - Reflects less than a full year of performance activity. Funds were first received in this option during May 1998.

(4) - Reflects less than a full year of performance activity. Funds were first received in this option during June 1998.

(5) - Reflects less than a full year of performance activity. Funds were first received in this option during July 1998.

(6) - Reflects less than a full year of performance activity. Funds were first received in this option during September 1998.

(7) - Reflects less than a full year of performance activity. Funds were first received in this option during October 1998.



See Notes to Financial Statements

Variable Life Account B

Notes to Financial Statements -- December 31, 1998

1. Summary of Significant Accounting Policies

   Variable Life Account B (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments
   Investments in the following Funds are stated at the closing net asset value per share as determined by each fund on December 31, 1998:

   Aetna Ascent VP                                     Janus Aspen Series:
   Aetna Balanced VP                                   o Aggressive Growth Portfolio
   Aetna Bond VP                                       o Balanced Portfolio
   Aetna Crossroads VP                                 o Growth Portfolio
   Aetna Growth and Income VP                          o Worldwide Growth Portfolio
   Aetna Index Plus Large Cap VP                       Oppenheimer Funds:
   Aetna Legacy VP                                     o Global Securities Fund
   Aetna Money Market VP                               o Growth & Income Fund
   Aetna Small Company VP                              o Strategic Bond Fund
   Aetna Value Opportunity VP                          Portfolio Partners, Inc. (PPI):
   Fidelity Investments Variable Insurance             o PPI MFS Emerging Equities Portfolio
   Products Fund:                                      o PPI MFS Research Growth Portfolio
   o Equity-Income Portfolio                           o PPI MFS Value Equity Portfolio
   o Growth Portfolio                                  o PPI Scudder International Growth Portfolio
   o High Income Portfolio                             o PPI T. Rowe Price Growth Equity Portfolio
   o Overseas Portfolio
   Fidelity Investments Variable Insurance
   Products Fund II:
   o Asset Manager Portfolio
   o Contrafund Portfolio

   b. Other
   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes
   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.


2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the policies and are paid to the Company.


3. Dividend Income

   On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment

Variable Life Account B
   income) and accumulated net realized gain (loss) on investments is included in net unrealized gain (loss) on investments in the Statements of Operations and Changes in Net Assets.


4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1998 and 1997 aggregated $642,022,151 and $481,590,756 and $372,355,431 and $260,329,704,
   respectively.

Variable Life Account B

5.  Supplemental Information to Statements of Operations and Changes in Net
    Assets


------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                               Valuation     Proceeds      Cost of          Net
                                                                                 Period        from      Investments      Realized
                                                                Dividends      Deductions     Sales          Sold       Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
 Aetna Ascent VP: (1)                                           $129,523        ($22,620)      $393,522      $353,120       $40,402
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Aetna Balanced VP: (2)                                        5,079,318        (289,232)     8,936,646     7,346,946     1,589,700
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Aetna Bond VP: (3)                                            1,751,860        (257,828)     6,762,101     6,468,168       293,933
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Aetna Crossroads VP: (4)                                         77,190         (14,622)       473,877       453,989        19,888
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Aetna Growth and Income VP: (5)                              27,303,998      (1,392,329)    39,271,149    34,639,034     4,632,115
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Aetna Index Plus Large Cap VP: (6)                              591,905         (73,086)     3,515,589     3,029,008       486,581
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Aetna Legacy VP: (7)                                             44,001          (8,540)       377,983       360,207        17,776
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Aetna Money Market VP: (8)                                      940,509        (288,392)   130,650,119   130,229,304       420,815
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Aetna Small Company VP: (9)                                       8,723          (5,056)       362,699       395,417       (32,718)
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Aetna Value Opportunity VP: (10)                                    298            (130)        44,207        44,499          (292)
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:                                      1,381,671        (281,139)     8,873,609     7,588,754     1,284,855
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Growth Portfolio:                                             1,011,596        (128,591)     2,784,250     2,517,613       266,637
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 High Income Portfolio:                                                0          (1,531)        31,686        34,229        (2,543)
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Overseas Portfolio:                                             141,761         (22,734)       562,478       539,506        22,972
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:                                        329,918         (29,778)     2,518,344     2,406,138       112,206
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Contrafund Portfolio:                                         1,313,979        (283,258)    12,306,538    10,124,110     2,182,428
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Series:
 Aggressive Growth Portfolio:                                          0        (142,378)    19,717,643    17,285,188     2,432,455
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Balanced Portfolio:                                             709,668        (145,407)     5,250,108     3,955,227     1,294,881
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------
 Growth Portfolio:                                             1,062,152        (162,916)     8,751,672     6,729,863     2,021,809
 Policyholders' account values
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
        Net Unrealized                                       Net
          Gain (Loss)                   Net          Increase (Decrease)             Net Assets
          -----------                Change in          In Net Assets                ----------
  Beginning           End            Unrealized           from Unit           Beginning           End
   of Year          of Year          Gain (Loss)        Transactions           of Year          of Year
----------------------------------------------------------------------------------------------------------
   $27,927         ($53,438)         ($81,365)            $909,075
                                                                            $  1,802,553     $  2,777,568
----------------------------------------------------------------------------------------------------------
  1,971,257           (88,169)       (2,059,426)          5,433,280
                                                                              24,336,071       34,089,711
----------------------------------------------------------------------------------------------------------
    (12,114)          (21,056)           (8,942)          7,092,195
                                                                              21,104,804       29,976,022
 ----------------------------------------------------------------------------------------------------------
      5,069           (13,664)          (18,733)          1,281,854
                                                                                 710,292        2,055,869
----------------------------------------------------------------------------------------------------------
  6,207,999        (6,059,944)      (12,267,943)          6,076,102
                                                                             132,379,023      156,730,966
----------------------------------------------------------------------------------------------------------
    (23,927)        1,027,911         1,051,838           9,326,844
                                                                               1,961,545       13,345,627
----------------------------------------------------------------------------------------------------------
        618            (9,107)           (9,725)            314,262
                                                                                 650,139        1,007,913
----------------------------------------------------------------------------------------------------------
     70,857           267,256           196,399          15,075,889
                                                                              20,320,201       36,665,421
----------------------------------------------------------------------------------------------------------
          0           (23,492)          (23,492)          1,039,944
                                                                                       0          987,401
----------------------------------------------------------------------------------------------------------
          0            12,485            12,485              43,539
                                                                                       0           55,900
----------------------------------------------------------------------------------------------------------
  1,523,698         2,106,941           583,243          13,578,473
                                                                              20,183,450       36,730,553
----------------------------------------------------------------------------------------------------------
    380,110         3,937,336         3,557,226           7,444,713
                                                                               7,120,144       19,271,725
----------------------------------------------------------------------------------------------------------
          0           (22,754)          (22,754)            263,181
                                                                                       0          236,353
----------------------------------------------------------------------------------------------------------
     (8,270)          190,775           199,045             984,072
                                                                               1,789,714        3,114,830
----------------------------------------------------------------------------------------------------------
    281,699           266,952           (14,747)            198,288
                                                                               2,534,727        3,130,614
----------------------------------------------------------------------------------------------------------
  1,505,359         5,961,343         4,455,984          10,540,804
                                                                              20,220,028       38,429,965
----------------------------------------------------------------------------------------------------------
    844,868         3,818,015         2,973,147           5,763,410
                                                                              12,402,365       23,428,999
----------------------------------------------------------------------------------------------------------
    885,469         3,434,432         2,548,963           8,806,330
                                                                               8,205,641       21,420,076
----------------------------------------------------------------------------------------------------------
  1,360,430         3,730,121         2,369,691           6,131,508
                                                                              11,980,000       23,402,244
----------------------------------------------------------------------------------------------------------

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                 Valuation     Proceeds        Cost of          Net
                                                                  Period         from        Investments      Realized
                                                Dividends       Deductions       Sales          Sold         Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------
 Worldwide Growth Portfolio:                   $1,360,015       ($344,460)    $13,676,121    $10,222,511     $3,453,610
 Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
 Oppenheimer Funds:
 Global Securities Fund:                                0          (1,051)         10,993         12,018         (1,025)
 Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
 Growth & Income Fund:                                  0            (183)         65,110         66,180         (1,070)
 Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
 Strategic Bond Fund:                                 104          (2,331)        315,681        319,744         (4,063)
 Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
 Portfolio Partners, Inc. (PPI):
 PPI MFS Emerging Equities Portfolio:              68,284        (239,521)    100,307,103     97,276,639      3,030,464
 Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
 PPI MFS Research Growth Portfolio:                 2,113         (88,033)     22,358,392     21,336,998      1,021,394
 Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
 PPI MFS Value Equity Portfolio:                      628          (2,334)        188,157        215,959        (27,802)
 Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
 PPI Scudder International Growth Portfolio:       27,896        (158,883)     92,935,246     90,246,159      2,689,087
 Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
 PPI T. Rowe Price Growth Equity Portfolio:         3,356          (4,215)        149,733        163,488        (13,755)
 Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
 Total Variable Life Account B                $43,340,466     ($4,390,578)   $481,590,756   $454,360,016    $27,230,740
=========================================================================================================================

(1) Effective May 1, 1998, Aetna Ascent Variable Portfolio's name changed to Aetna Ascent VP.

(2) Effective May 1, 1998, Aetna Investment Advisors Fund's name changed to Aetna Balanced Fund VP.

(3) Effective May 1, 1998, Aetna Income Shares' name changed to Aetna Bond Fund VP.

(4) Effective May 1, 1998, Aetna Crossroads Variable Portfolio's name changed to Aetna Crossroads VP.

(5) Effective May 1, 1998, Aetna Variable Fund's name changed to Aetna Growth and Income VP.

(6) Effective May 1, 1998, Aetna Variable Index Plus Portfolio's name changed to Aetna Index Plus Large Cap VP.

(7) Effective May 1, 1998, Aetna Legacy Variable Portfolio's name changed to Aetna Legacy VP.

(8) Effective May 1, 1998, Aetna Variable Encore Fund's name changed to Aetna Money Market VP.

(9) Effective May 1, 1998, Aetna Variable Small Company Portfolio's name changed to Aetna Small Company VP.

(10) Effective May 1, 1998, Aetna Variable Capital Appreciation Portfolio's name changed to Aetna Value Opportunity VP.

----------------------------------------------------------------------------------------------------------
         Net Unrealized                                      Net
          Gain (Loss)                    Net         Increase (Decrease)             Net Assets
          -----------                Change in         In Net Assets                 ----------
   Beginning            End          Unrealized           from Unit           Beginning           End
    of Year           of Year        Gain (Loss)        Transactions           of Year          of Year
----------------------------------------------------------------------------------------------------------
   $1,817,349       $5,492,542       $3,675,193          $11,107,525
                                                                             $24,303,287      $43,555,170
----------------------------------------------------------------------------------------------------------
            0           19,272           19,272              299,856
                                                                                       0          317,052
----------------------------------------------------------------------------------------------------------
            0           11,048           11,048               65,376
                                                                                       0           75,171
----------------------------------------------------------------------------------------------------------
            0           16,740           16,740              701,022
                                                                                       0          711,472
----------------------------------------------------------------------------------------------------------
       42,515        3,702,269        3,659,754            5,152,269
                                                                              19,061,872       30,733,122
----------------------------------------------------------------------------------------------------------
      (86,245)         974,898        1,061,143            2,590,172
                                                                               7,148,181       11,734,970
----------------------------------------------------------------------------------------------------------
            0           82,622           82,622              752,309
                                                                                       0          805,423
----------------------------------------------------------------------------------------------------------
      192,560          698,227          505,667             (712,067)
                                                                              14,311,110       16,662,810
----------------------------------------------------------------------------------------------------------
            0          149,693          149,693            1,221,281
                                                                                       0        1,356,360
----------------------------------------------------------------------------------------------------------
  $16,987,228      $29,609,254      $12,622,026         $121,481,506        $352,525,147     $552,809,307
==========================================================================================================

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

Year Ended December 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Valuation      Proceeds       Cost of         Net
                                                                              Period          from       Investments    Realized
                                                              Dividends      Deductions       Sales          Sold      Gain (Loss)
----------------------------------------------------------------------------------------------------------------------------------
 Aetna Variable Fund:                                        $26,573,304    ($1,085,553)   $11,219,896    $7,857,508   $3,362,388
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Aetna Income Shares:                                          1,087,150       (148,230)     2,358,910     2,406,924      (48,014)
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Aetna Variable Encore Fund:                                     372,968       (144,720)    74,201,538    73,731,940      469,598
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Aetna Investment Advisers Fund, Inc.:                         2,876,287       (185,443)     1,960,106     1,561,449      398,657
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Aetna Ascent Variable Portfolio:                                112,004        (11,360)     1,279,898     1,184,906       94,992
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Aetna Crossroads Variable Portfolio:                             45,840         (3,290)       198,099       193,283        4,816
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Aetna Legacy Variable Portfolio:                                 38,169         (3,596)       225,894       207,391       18,503
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Aetna Variable Index Plus Portfolio:                             77,848         (4,920)       143,972       131,418       12,554
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Alger American Small Capitalization Portfolio: (1)              576,583       (128,523)    53,957,227    53,285,312      671,915
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 American Century VP Capital Appreciation Fund: (2)              132,455        (57,820)    15,197,338    15,512,673     (315,335)
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:                                      1,485,715       (163,582)    14,420,981    11,843,310    2,577,671
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Growth Portfolio:                                               192,233        (54,856)     6,814,876     5,870,796      944,080
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Overseas Portfolio:                                              46,706         (8,253)       359,668       322,274       37,394
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:                                        175,953        (18,257)       244,742       220,690       24,052
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Contrafund Portfolio:                                           235,708       (110,146)     4,519,164     3,602,586      916,577
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Series:
 Aggressive Growth Portfolio:                                         0         (95,697)    18,445,996    17,632,824      813,172
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------
 Balanced Portfolio:                                             192,757        (52,872)     1,238,408     1,021,789      216,619
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
         Net Unrealized                                      Net
          Gain (Loss)                   Net          Increase (Decrease)           Net Assets
          -----------               Change in          In Net Assets               ----------
    Beginning          End          Unrealized            from Unit         Beginning           End
     of Year         of Year        Gain (Loss)         Transactions         of Year          of Year
---------------------------------------------------------------------------------------------------------
   $7,294,643       $6,207,999     ($1,086,644)         $11,743,902
                                                                           $92,871,626      $132,379,023
---------------------------------------------------------------------------------------------------------
     (190,180)        (12,114)        178,066             6,856,045
                                                                            13,179,787        21,104,804
---------------------------------------------------------------------------------------------------------
      106,394          70,857         (35,537)           10,565,707
                                                                             9,092,185        20,320,201
---------------------------------------------------------------------------------------------------------
    1,383,931       1,971,257         587,326             4,867,703
                                                                            15,791,541        24,336,071
---------------------------------------------------------------------------------------------------------
       15,645          27,927          12,282             1,049,257
                                                                               545,378         1,802,553
---------------------------------------------------------------------------------------------------------
         (191)          5,069           5,260               533,974
                                                                               123,692           710,292
---------------------------------------------------------------------------------------------------------
           20             618             598               582,502
                                                                                13,963           650,139
---------------------------------------------------------------------------------------------------------
            0         (23,927)        (23,927)            1,899,990
                                                                                     0         1,961,545
---------------------------------------------------------------------------------------------------------
      172,057               0        (172,057)          (14,034,001)
                                                                            13,086,083                 0
---------------------------------------------------------------------------------------------------------
     (146,911)              0         146,911            (6,388,736)
                                                                             6,482,525                 0
---------------------------------------------------------------------------------------------------------

   1,096,283        1,523,698         427,415             2,546,018
                                                                            13,310,213        20,183,450
---------------------------------------------------------------------------------------------------------
      294,867         380,110          85,243               900,915
                                                                             5,052,529         7,120,144
---------------------------------------------------------------------------------------------------------
       37,941          (8,270)        (46,211)            1,227,751
                                                                               532,327         1,789,714
---------------------------------------------------------------------------------------------------------
      134,978         281,699         146,721               796,072
                                                                             1,410,186         2,534,727
---------------------------------------------------------------------------------------------------------
      730,883       1,505,359         774,476            11,491,722
                                                                             6,911,690        20,220,028
---------------------------------------------------------------------------------------------------------
      249,074         844,868         595,794             1,426,169
                                                                             9,662,927        12,402,365
---------------------------------------------------------------------------------------------------------
      243,163         885,469         642,306             3,632,486
                                                                             3,574,345         8,205,641
---------------------------------------------------------------------------------------------------------

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                  Valuation        Proceeds        Cost of           Net
                                                                   Period            from        Investments       Realized
                                                  Dividends      Deductions         Sales            Sold        Gain (Loss)
----------------------------------------------------------------------------------------------------------------------------
 Growth Portfolio:                               $309,334         ($90,076)     $3,312,122      $2,585,617        $726,505
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------
 Short-Term Bond Portfolio: (3)                   101,542          (32,381)      9,071,413       8,891,967         179,446
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------
 Worldwide Growth Portfolio:                      325,821         (167,065)      7,022,675       5,257,711       1,764,964
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------
 Portfolio Partners, Inc.:
 PPI MFS Emerging Equities Portfolio:                   0          (17,086)      9,834,242       9,998,952        (164,710)
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------
 PPI MFS Research Growth Portfolio:                     0           (6,128)      1,889,839       1,891,124          (1,285)
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------
 PPI Scudder International Growth Portfolio:            0          (12,927)      1,858,258       1,827,173          31,085
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------
 Scudder Variable Life Investment Fund --
 International Portfolio: (4)                     264,246         (110,422)     20,554,442      18,819,109       1,735,333
 PolicyHolders' account values
----------------------------------------------------------------------------------------------------------------------------
 Total Variable Life Account B                $35,222,623      ($2,713,203)   $260,329,704    $245,858,726     $14,470,978
============================================================================================================================

(1) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Emerging Equity Portfolio.

(2) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Research Growth Portfolio.

(3) Effective November 28, 1997, assets from this fund were transferred into the Aetna Variable Encore Fund.

(4) Effective November 28, 1997, assets from this fund were transferred into the PPI Scuddder International Growth Portfolio.

         Net Unrealized                                       Net
          Gain (Loss)                    Net          Increase (Decrease)              Net Assets
          -----------                 Change in          In Net Assets                 ----------
   Beginning           End            Unrealized           from Unit           Beginning            End
    of Year          of Year         Gain (Loss)         Transactions           of Year           of Year
------------------------------------------------------------------------------------------------------------
   $566,478         $1,360,430          $793,952           $3,065,638
                                                                               $7,174,647       $11,980,000
------------------------------------------------------------------------------------------------------------
      26,773                 0           (26,773)          (4,049,682)
                                                                                3,827,848                 0
------------------------------------------------------------------------------------------------------------
     872,277         1,817,349           945,072           11,519,359
                                                                                9,915,136        24,303,287
------------------------------------------------------------------------------------------------------------
           0            42,515            42,515           19,201,153
                                                                                        0        19,061,872
------------------------------------------------------------------------------------------------------------
           0           (86,245)          (86,245)           7,241,839
                                                                                        0         7,148,181
------------------------------------------------------------------------------------------------------------
           0           192,560           192,560           14,100,392
                                                                                        0        14,311,110
------------------------------------------------------------------------------------------------------------
   1,244,544                 0        (1,244,544)         (11,259,868)
                                                                               10,615,255                 0
------------------------------------------------------------------------------------------------------------
 $14,132,669       $16,987,228        $2,854,559          $79,516,307        $223,173,883      $352,525,147
============================================================================================================

                         Independent Auditors' Report



The Board of Directors of Aetna Life Insurance and Annuity Company and Contract
 Owners of Variable Life Account B:



We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") as of December 31, 1998, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Life Account B as of December 31, 1998, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998, in conformity with generally accepted accounting principles.




                                       /s/ KPMG LLP


Hartford, Connecticut
February 26, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                  Index to Consolidated Financial Statements


                                                                                  Page
                                                                                  ----
Independent Auditors' Report                                                       F-2

Consolidated Financial Statements:

   Consolidated Statements of Income for the Years Ended December 31, 1998,
     1997 and 1996                                                                 F-3

   Consolidated Balance Sheets as of December 31, 1998 and 1997                    F-4

   Consolidated Statements of Changes in Shareholder's Equity For the Years
     Ended December 31, 1998, 1997 and 1996                                        F-5

   Consolidated Statements of Cash Flows for the Years Ended December 31, 1998,
     1997 and 1996                                                                 F-6

   Notes to Consolidated Financial Statements                                      F-7

                         Independent Auditors' Report



The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:


We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.




                                                              /s/ KPMG LLP




Hartford, Connecticut
February 3, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                       Consolidated Statements of Income
                                   (millions)

                                                             Years Ended December 31,
                                                     ------------------------------------
                                                        1998         1997         1996
                                                     ----------   ----------   ----------
Revenue:
 Premiums                                             $   79.4     $   69.1     $   84.9
 Charges assessed against policyholders                  324.3        262.0        197.0
 Net investment income                                   877.6        878.8        852.6
 Net realized capital gains                               10.4         29.7         17.0
 Other income                                             29.6         38.3         43.6
                                                     ----------   ----------   ----------
  Total revenue                                        1,321.3      1,277.9      1,195.1
                                                     ----------   ----------   ----------
Benefits and expenses:
 Current and future benefits                             714.4        720.4        728.3
 Operating expenses                                      313.2        286.5        275.8
 Amortization of deferred policy acquisition costs       106.7         82.8         28.0
 Severance and facilities charges                           --           --         47.1
                                                     ----------   ----------   ----------
  Total benefits and expenses                          1,134.3      1,089.7      1,079.2
                                                     ----------   ----------   ----------
Income from continuing operations before
  income taxes                                           187.0        188.2        115.9

Income taxes                                              47.4         50.7         30.7
                                                     ----------   ----------   ----------
Income from continuing operations                        139.6        137.5         85.2
Discontinued Operations, net of tax
 Income from operations                                   61.8         67.8         55.9
 Gain on sale                                             59.0           --           --
                                                     ----------   ----------   ----------
Net income                                             $ 260.4      $ 205.3      $ 141.1
                                                     ==========   ==========   ==========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                          Consolidated Balance Sheets
                         (millions, except share data)

                                                                    December 31,    December 31,
                                                                        1998            1997
                                                                    ------------    ------------
                             Assets
Investments:
 Debt securities available for sale, at fair value,
  (amortized cost: $11,570.3 and $12,912.2)                          $12,067.2        $13,463.8
 Equity securities, at fair value,
  Nonredeemable preferred stock (cost: $202.6 and $131.7)                203.3            147.6
  Investment in affiliated mutual funds (cost: $96.8 and$78.1)           100.1             83.0
  Common stock (cost: $1.0 and $0.2)                                       2.0               .6
 Short-term investments                                                   47.9             95.6
 Mortgage loans                                                           12.7             12.8
 Policy loans                                                            292.2            469.6
                                                                    ------------    ------------
    Total investments                                                 12,725.4         14,273.0
Cash and cash equivalents                                                608.4            565.4
Short-term investments under securities loan agreement                   277.3               --
Accrued investment income                                                151.6            163.0
Premiums due and other receivables                                        46.7             51.9
Reinsurance recoverable                                                2,959.8             11.8
Deferred policy acquisition costs                                        864.0          1,654.6
Reinsurance loan to affiliate                                               --            397.2
Deferred tax asset                                                       120.6               --
Other assets                                                              66.6             46.8
Separate accounts assets                                              29,458.4         22,982.7
                                                                    ------------    ------------
    Total assets                                                     $47,278.8        $40,146.4
                                                                    ============    ============
                   Liabilities and Shareholder's Equity
Liabilities:
 Future policy benefits                                              $ 3,815.9        $ 3,763.7
 Unpaid claims and claim expenses                                         18.8             38.0
 Policyholders' funds left with the Company                           11,305.6         11,143.5
                                                                    ------------    ------------
    Total insurance reserve liabilities                               15,140.3         14,945.2
 Payables under securities loan agreement                                277.3               --
 Other liabilities                                                       793.2            312.8
 Income taxes:
  Current                                                                279.8             12.4
  Deferred                                                                  --             72.0
 Separate accounts liabilities                                        29,430.2         22,970.0
                                                                    ------------    ------------
    Total liabilities                                                 45,920.8         38,312.4
                                                                    ------------    ------------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares authorized;
  55,000 shares issued and outstanding)                                    2.8              2.8
 Paid-in capital                                                         427.3            418.0
 Accumulated other comprehensive income                                  104.8             92.9
 Retained earnings                                                       823.1          1,320.3
                                                                    ------------    ------------
    Total shareholder's equity                                         1,358.0          1,834.0
                                                                    ------------    ------------
     Total liabilities and shareholder's equity                      $47,278.8        $40,146.4
                                                                    ============    ============

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                          Years Ended December 31,
                                                   --------------------------------------
                                                      1998          1997          1996
                                                   ----------    ----------    ----------
Shareholder's equity, beginning of year             $1,834.0      $1,609.5      $1,583.0

Comprehensive income
 Net income                                            260.4         205.3         141.1
 Other comprehensive income (loss), net of tax:
   Unrealized gains (losses) on securities
    ($18.2 million, $49.9 million and
    $(110.6) million, pretax, respectively)             11.9          32.4         (72.0)
                                                   ----------    ----------    ----------
Total comprehensive income                             272.3         237.7          69.1
                                                   ----------    ----------    ----------
Capital contributions                                    9.3            --          10.4

Other changes                                            1.4           4.1         (49.5)

Common stock dividends                                (759.0)        (17.3)         (3.5)
                                                   ----------    ----------    ----------
Shareholder's equity, end of year                   $1,358.0      $1,834.0      $1,609.5
                                                   ==========    ==========    ==========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                     Consolidated Statements of Cash Flows
                                   (millions)

                                                                                    Years Ended December 31,
                                                                           ---------------------------------------
                                                                             1998           1997           1996
                                                                           ---------      ---------      ---------
Cash Flows from Operating Activities:
Net income                                                                 $   260.4      $   205.3      $   141.1
Adjustments to reconcile net income to net cash provided by
 (used for) operating activities:
 Net accretion of discount on investments                                      (29.5)         (66.4)         (68.0)
 Gain on sale of discontinued operations                                       (88.3)            --             --
                                                                           ---------      ---------      ---------
  Cash flows provided by operating activities and net realized capital
   gains before changes in assets and liabilities                              142.6          138.9           73.1
 Net realized capital gains                                                    (11.1)         (36.0)         (19.7)
                                                                           ---------      ---------      ---------
  Cash flows provided by operating activities before changes in assets
   and liabilities                                                             131.5          102.9           53.4
   Changes in assets and liabilities:
    Decrease (increase) in accrued investment income                            11.4           (4.0)          16.5
    (Increase) decrease in premiums due and other receivables                  (16.3)         (33.3)           1.6
    Decrease (increase) in policy loans                                        177.4          (70.3)         (60.7)
    Increase in deferred policy acquisition costs                             (117.3)        (139.3)        (174.0)
    Decrease in reinsurance loan to affiliate                                  397.2          231.1           27.2
    Net increase in universal life account balances                            122.9          157.1          146.6
    Decrease in other insurance reserve liabilities                            (41.8)        (120.3)        (114.9)
    Net (decrease) increase in other liabilities and other assets              (50.8)         (41.7)           3.1
    Increase (decrease) in income taxes                                        100.4          (31.4)         (26.7)
    Other, net                                                                    --             --            1.1
                                                                           ---------      ---------      ---------
    Net cash provided by (used for) operating activities                       714.6           50.8         (126.8)
                                                                           ---------      ---------      ---------
Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                                         6,790.2        5,311.3        5,182.2
  Equity securities                                                            150.1          103.1          190.5
  Mortgage loans                                                                 0.3            0.2            8.7
  Life business                                                                966.5             --             --
 Investment maturities and collections of:
  Debt securities available for sale                                         1,290.3        1,212.7          885.2
  Short-term investments                                                       129.9           89.3           35.0
 Cost of investment purchases in:
  Debt securities available for sale                                        (6,701.4)      (6,732.8)      (6,534.3)
  Equity securities                                                           (125.7)        (113.3)        (118.1)
  Other investments                                                         (2,725.9)            --             --
 Short-term investments                                                        (81.9)        (149.9)         (54.7)
 Other, net                                                                       --             --          (17.6)
                                                                           ---------      ---------      ---------
    Net cash used for investing activities                                    (307.6)        (279.4)        (423.1)
                                                                           ---------      ---------      ---------
Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts                     1,571.1        1,621.2        1,579.5
 Withdrawals of investment contracts                                        (1,393.1)      (1,256.3)      (1,146.2)
 Capital contribution to Separate Account                                         --          (25.0)            --
 Return of capital from Separate Account                                         1.7           12.3             --
 Capital contribution from HOLDCO                                                9.3             --           10.4
 Dividends paid to shareholder                                                (553.0)         (17.3)          (3.5)
                                                                           ---------      ---------      ---------
    Net cash (used for) provided by financing activities                      (364.0)         334.9          440.2
                                                                           ---------      ---------      ---------
Net increase (decrease) in cash and cash equivalents                            43.0          106.3         (109.7)
Cash and cash equivalents, beginning of year                                   565.4          459.1          568.8
                                                                           ---------      ---------      ---------
Cash and cash equivalents, end of year                                     $   608.4      $   565.4      $   459.1
                                                                           =========      =========      =========
Supplemental cash flow information:
 Income taxes paid, net                                                    $    48.4      $    119.6     $    85.5
                                                                           =========      ==========      ==========

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements


1. Summary of Significant Accounting Policies


   Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services in the United States. Prior to the sale of the domestic individual life insurance business on October 1, 1998, the Company had two business segments: financial services and individual life insurance. On October 1, 1998, the Company sold its domestic individual life insurance operations to Lincoln National Corporation ("Lincoln") and accordingly they are now classified as Discontinued Operations. (Refer to note 2)


   Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.


   Discontinued Operations include universal life, variable universal life, traditional whole life and term insurance.


   Basis of Presentation
   ---------------------


   The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc. ("ARS"), whose ultimate parent is Aetna Inc. ("Aetna").


   The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1997 and 1996 financial information to conform to the 1998 presentation.


   New Accounting Standards
   ------------------------


   Disclosures about Segments of an Enterprise and Related Information


   As of December 31, 1998, the Company adopted Financial Accounting Standard ("FAS") No. 131, Disclosures about Segments of an Enterprise and Related Information. This statement establishes standards for the reporting of information relating to operating segments. This statement supersedes FAS No. 14, Financial Reporting for Segments of a Business Enterprise, which requires reporting segment information by industry and geographic area (industry approach). Under FAS No. 131, operating segments are defined as components of a company for which separate financial information is available and is used by management to allocate resources and assess performance (management approach). The adoption of this statement did not change the composition or the results of operations of any of the operating segments of the Company, which are consistent with the management approach.

1. Summary of Significant Accounting Policies (continued)


   Accounting for the Costs of Computer Software Developed and Obtained for Internal Use


   On January 1, 1998, the Company adopted Statement of Position ("SOP") 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants ("AICPA"). This statement requires that certain costs incurred in developing internal use computer software (in process at, and subsequent to the adoption date) be capitalized, and provides guidance for determining whether computer software is considered to be for internal use. The Company amortizes these costs over a period of 3 to 5 years. Previously, the Company expensed the cost of internal-use computer software as incurred. The adoption of this statement resulted in a net after-tax increase to the results of operations of $6.5 million for the year ended December 31, 1998.


   Accounting for Transfers and Servicing of Financial Assets and
   Extinguishments of Liabilities


   In June 1996, the Financial Accounting Standards Board ("FASB") issued FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, that provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. FAS No. 125 was effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending were not effective until January 1, 1998. The adoption of those provisions effective in 1998 did not have a material effect on the Company's financial position or results of operations.


   Future Application of Accounting Standards
   ------------------------------------------


   Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That
     Do Not Transfer Insurance Risk


   In October 1998, the AICPA issued SOP 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk, which provides guidance on how to account for all insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health insurance contracts. This statement is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of the adoption of this statement and the potential effect on its financial position and results of operations.


   Accounting for Derivative Instruments and Hedging Activities


   In June 1998, the FASB issued FAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This standard requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. This standard is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of adoption of this statement and the potential effect on its financial position and results of operations.

1. Summary of Significant Accounting Policies (continued)


   Accounting by Insurance and Other Enterprises for Insurance-Related
   Assessments



   In December 1997, the AICPA issued SOP 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance-related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.


   Use of Estimates
   ----------------


   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.



   Cash and Cash Equivalents
   -------------------------


   Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.


   Investments
   -----------


   Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available-for-sale investments, other than amounts allocable to experience-rated contractholders, are reflected in shareholder's equity, net of related taxes.


   Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments. The Company does not accrue interest on problem debt securities when management believes the collection of interest is unlikely.


   The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

   At December 31, 1998 and 1997, the Company loaned securities (which are reflected as invested assets) with a fair value of approximately $277.3 million and $385.1 million, respectively.


   Purchases and sales of debt and equity securities are recorded on the trade date.


   The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.


   Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.


   Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.


   The Company utilizes futures contracts for other than trading purposes in order to hedge interest rate risk (i.e. market risk, refer to Note 4.)


   Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts allocable to experience rated contracts are deducted from capital gains and losses with an offsetting amount reported in future policy benefits. Changes in the fair value of futures contracts allocable to non-experienced-rated contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains or losses on the hedging instrument are reflected in net realized capital gains or losses.


   Included in common stock are warrants which represent the right to purchase specific securities. Upon exercise, the cost of the warrants is added to the basis of the securities purchased.


   Deferred Policy Acquisition Costs
   ---------------------------------


   Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), such costs are amortized over expected premium-paying periods (up to 20 years). For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), and certain annuity contracts,

1. Summary of Significant Accounting Policies (continued)

   such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 50 years for universal life and up to 20 years for certain annuity contracts). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.


   Insurance Reserve Liabilities
   -----------------------------


   Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Prior to the sale of the domestic individual life insurance business on October 1, 1998, (refer to note 2), reserves for universal life products were equal to cumulative deposits less withdrawals and charges plus credited interest thereon, plus (less) net realized capital gains (losses) (which were reflected through credited interest rates). These reserves also included unrealized capital gains (losses) related to FAS No. 115. As a result of the sale and transfer of assets supporting the business, reserves for universal life products will no longer include net realized capital gains (losses) and unrealized gains (losses) related to FAS No. 115 for the years ended December 31, 1998 and beyond.


   Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are for immediate annuities with life contingent-payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 1.50% to 11.25% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.


   Because the sale of the domestic individual life insurance business was substantially in the form of an indemnity reinsurance agreement, the Company reported an addition to its reinsurance recoverable approximating the Company's total individual life reserves at the sale date.


   Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.00% to 8.10% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to FAS No. 115. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.


   Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

1. Summary of Significant Accounting Policies (continued)


   Premiums, Charges Assessed Against Policyholders, Benefits and Expenses
   -----------------------------------------------------------------------


   For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.


   Separate Accounts
   -----------------


   Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract (who bears the investment risk subject, in some cases, to minimum guaranteed rates) in shares of mutual funds which are managed by an affiliate of the Company, or other selected mutual funds not managed by the Company.


   As of December 31, 1998, Separate Accounts assets are carried at fair value. At December 31, 1998, unrealized gains of $10.0 million, after taxes, on assets supporting a guaranteed interest option are reflected in shareholder's equity. At December 31, 1997, Separate Account assets supporting the guaranteed interest option were carried at an amortized cost of $658.6 million (fair value $668.7 million). Separate Accounts liabilities are carried at fair value, except for those relating to the guaranteed interest option. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 3.00% to 8.10% in 1998 and 4.10% to 8.10% in 1997.


   Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

1. Summary of Significant Accounting Policies (continued)


   Reinsurance
   -----------


   The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets. The majority of the reinsurance recoverable on the Consolidated Balance Sheets at December 31, 1998 is related to the reinsurance recoverable from Lincoln arising from the sale of the domestic life insurance business. (Refer to Note 2)


   Income Taxes
   ------------


   The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.


2. Discontinued Operations-Individual Life Insurance


   On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction was generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. Insurance reserves ceded as of December 31, 1998 were $2.9 billion. Deferred policy acquisition costs related to the life policies of $907.9 million were written off against the gain on the sale. Certain invested assets related to and supporting the life policies were sold to consummate the life sale, and the Company recorded a reinsurance recoverable from Lincoln. The transaction resulted in an after-tax gain on the sale of approximately $117 million, of which $58 million will be deferred and amortized over approximately 15 years (as profits in the book of business sold emerge). The remaining portion of the gain was recognized immediately in net income and was largely attributed to the sale of the domestic life insurance business for access to the agency sales force and brokerage distribution channel. The unamortized portion of the gain is presented in other liabilities on the Consolidated Balance Sheets.


   The operating results of the domestic individual life insurance business are presented as Discontinued Operations. All prior year income statement data has been restated to reflect the presentation as Discontinued Operations. Revenues for the individual life segment were $652.2 million, $620.4 million and $445.7 million for 1998, 1997 and 1996, respectively. Premiums ceded and reinsurance recoveries made in 1998 totaled $153.4 million and $57.7 million, respectively.

3. Investments


   Debt securities available for sale as of December 31, 1998 were as follows:



                                                                           Gross          Gross
                                                          Amortized      Unrealized     Unrealized        Fair
    1998 (Millions)                                          Cost           Gains         Losses         Value
   --------------------------------------------------------------------------------------------------------------
    U.S. government and government agencies
     and authorities                                      $   718.9        $ 60.4          $ 0.2       $   779.1

    States, municipalities and political subdivisions           0.3            --             --             0.3

    U.S. corporate securities:
      Utilities                                               615.2          29.8            4.1           640.9
      Financial                                             2,259.2          94.6            5.6         2,348.2
      Transportation/capital goods                            580.8          33.0            1.1           612.7
      Health care/consumer products                         1,328.2          69.8            4.8         1,393.2
      Natural resources                                       254.5           6.9            2.3           259.1
      Other corporate securities                              261.7           5.8            7.4           260.1
   --------------------------------------------------------------------------------------------------------------
     Total U.S. corporate securities                        5,299.6         239.9           25.3         5,514.2
   --------------------------------------------------------------------------------------------------------------

    Foreign securities:
      Government, including political subdivisions            507.6          30.4           32.9           505.1
      Utilities                                               147.0          32.4             --           179.4
      Other                                                   511.2          14.9            1.8           524.3
   --------------------------------------------------------------------------------------------------------------
     Total foreign securities                               1,165.8          77.7           34.7         1,208.8
   --------------------------------------------------------------------------------------------------------------

    Residential mortgage-backed securities:
      Pass-throughs                                           671.9          38.4            2.9           707.4
      Collateralized mortgage obligations                   1,879.6         119.7           10.4         1,988.9
   --------------------------------------------------------------------------------------------------------------
    Total residential mortgage-backed securities            2,551.5         158.1           13.3         2,696.3
   --------------------------------------------------------------------------------------------------------------

    Commercial/Multifamily mortgage-backed
     securities                                             1,114.9          30.9            9.8         1,136.0

    Other asset-backed securities                             719.3          13.8            0.6           732.5
   --------------------------------------------------------------------------------------------------------------

 Total debt securities                                    $11,570.3        $580.8          $83.9       $12,067.2
   ==============================================================================================================

3. Investments (continued)


   Debt securities available for sale as of December 31, 1997 were as follows:



                                                                             Gross          Gross
                                                          Amortized      Unrealized     Unrealized       Fair
    1997 (Millions)                                          Cost           Gains         Losses         Value
   --------------------------------------------------------------------------------------------------------------

    U.S. government and government agencies
     and authorities                                      $ 1,219.7        $ 74.0          $ 0.1       $ 1,293.6

    States, municipalities and political subdivisions           0.3            --             --             0.3

    U.S. corporate securities:
      Utilities                                               521.3          23.5            0.9           543.9
      Financial                                             2,370.7          84.6            1.3         2,454.0
      Transportation & capital goods                          528.2          33.2            0.1           561.3
      Healthcare & consumer products                          728.5          27.0            2.6           752.9
      Natural resources                                       143.5           5.5             --           149.0
      Other corporate securities                              545.2          27.2            0.1           572.3
   --------------------------------------------------------------------------------------------------------------
     Total U.S. corporate securities                        4,837.4         201.0            5.0         5,033.4
   --------------------------------------------------------------------------------------------------------------

    Foreign securities:
      Government, including political subdivisions            612.5          36.7           23.6           625.6
      Utilities                                               177.5          28.7             --           206.2
      Other                                                   857.9          27.7           42.8           842.8
   --------------------------------------------------------------------------------------------------------------
     Total foreign securities                               1,647.9          93.1           66.4         1,674.6
   --------------------------------------------------------------------------------------------------------------

    Residential mortgage-backed securities:
      Pass-throughs                                           784.4          71.3            2.0           853.7
      Collateralized mortgage obligations                   2,280.5         137.4            2.0         2,415.9
   --------------------------------------------------------------------------------------------------------------
     Total residential mortgage-backed securities           3,064.9         208.7            4.0         3,269.6
   --------------------------------------------------------------------------------------------------------------

    Commercial/Multifamily mortgage-backed
     securities                                             1,127.8          34.0            0.4         1,161.4

    Other asset-backed securities                           1,014.2          17.1            0.4         1,030.9
   --------------------------------------------------------------------------------------------------------------

    Total debt securities                                 $12,912.2        $627.9          $76.3       $13,463.8
   ==============================================================================================================

   At December 31, 1998 and 1997, net unrealized appreciation of $496.9 million and $551.6 million, respectively, on available-for-sale debt securities included $355.8 million and $429.3 million, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in insurance reserves.


   The amortized cost and fair value of debt securities for the year ended December 31, 1998 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                               Amortized        Fair
        (Millions)                                Cost          Value
        ---------------------------------------------------------------
        Due to mature:
        One year or less                       $   553.5      $   554.6
        After one year through five years        2,619.7        2,692.4
        After five years through ten years       1,754.0        1,801.7
        After ten years                          2,257.4        2,453.7
        Mortgage-backed securities               3,666.4        3,832.3
        Other asset-backed securities              719.3          732.5
        ---------------------------------------------------------------
        Total                                  $11,570.3      $12,067.2
        ===============================================================

   At December 31, 1998 and 1997, debt securities carried at $8.8 million and $8.2 million, respectively, were on deposit as required by regulatory authorities.


   The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1998.


   Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:



                                                          1998                          1997
                                                 -----------------------       -----------------------
                                                    Fair       Amortized         Fair        Amortized
   (Millions)                                      Value          Cost           Value          Cost
-------------------------------------------------------------------------------------------------------

    Total residential CMOs (1)                   $ 1,988.9     $1,879.6        $ 2,415.9     $2,280.5
=======================================================================================================
    Percentage of total:
     Supporting experience rated  products            81.7%                         81.6%
     Supporting remaining products                    18.3%                         18.4%
-------------------------------------------------------------------------------------------------------
                                                     100.0%                        100.0%
=======================================================================================================

 (1) At December 31, 1998 and 1997, approximately 66% and 73%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

3. Investments (continued)


   There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1998 and 1997, approximately 2% and 4%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).


   Investments in equity securities available for sale as of December 31 were as follows:

    (Millions)                           1998        1997
   -------------------------------------------------------
    Amortized Cost                     $300.4      $210.0
    Gross unrealized gains               13.1        21.3
    Gross unrealized losses               8.1          .1
   -------------------------------------------------------
    Fair Value                         $305.4      $231.2
   =======================================================

4. Financial Instruments


   Estimated Fair Value
   --------------------


   The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1998 and 1997 were as follows:



                                              1998                       1997
                                      ---------------------      -----------------------
                                      Carrying       Fair        Carrying        Fair
(Millions)                             Value         Value        Value         Value
----------------------------------------------------------------------------------------
 Assets:
  Mortgage loans                     $    12.7     $   12.3     $   12.8        $   12.4
 Liabilities:
  Investment contract liabilities:
   With a fixed maturity             $ 1,063.9     $  984.3     $ 1,030.3       $1,005.4
   Without a fixed maturity           10,241.7      9,686.2      10,113.2        9,587.5
-----------------------------------------------------------------------------------------

   Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

   The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:


   Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.


   Investment contract liabilities (included in Policyholders' funds left with the Company):


   With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.


   Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.


   Off-Balance-Sheet and Other Financial Instruments
   -------------------------------------------------


   Futures Contracts:


   Futures contracts are used to manage interest rate risk in the Company's bond portfolio. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. The notional amounts, carrying values and estimated fair values of the Company's open treasury futures as of December 31, 1998 were $250.9 million, $.1 million, and $.1 million, respectively.


   Warrants:


   Included in common stocks are warrants which are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. The carrying values and estimated fair values of the Company's warrants to purchase equity securities as of December 31, 1998 were $1.5 million, respectively. The carrying values and estimated fair values as of December 31, 1997 were $.6 million, respectively.

4. Financial Instruments (continued)

   Debt Instruments with Derivative Characteristics:


   The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1998 was as follows:



                                                         Amortized       Fair
    (Millions)                                               Cost        Value
   -----------------------------------------------------------------------------
    Residential collateralized mortgage obligations      $1,879.6      $1,988.9
     Principal-only strips (included above)                  20.2          24.0
     Interest-only strips (included above)                   17.3          18.0
    Other structured securities with derivative
     characteristics (1)                                     87.3          80.6
   -----------------------------------------------------------------------------

    (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.


5. Net Investment Income


   Sources of net investment income were as follows:

                                                1998        1997        1996
   ----------------------------------------------------------------------------
    Debt securities                            $ 798.8     $ 814.6     $ 805.3
    Nonredeemable preferred stock                 18.4        12.9         5.8
    Investment in affiliated mutual funds          6.6         3.8        10.8
    Mortgage loans                                 0.6         0.3         0.6
    Policy loans                                   7.2         5.7         6.4
    Reinsurance loan to affiliate                  2.3         5.5         9.3
    Cash equivalents                              44.6        38.8        27.1
    Other                                         16.7         9.5         1.8
   -----------------------------------------------------------------------------
    Gross investment income                      895.2       891.1       867.1
    Less: investment expenses                    (17.6)      (12.3)      (14.5)
   -----------------------------------------------------------------------------
    Net investment income                      $ 877.6     $ 878.8     $ 852.6
   =============================================================================

   Net investment income includes amounts allocable to experience rated contractholders of $655.6 million, $673.8 million and $649.5 million for the years ended December 31, 1998, 1997 and 1996, respectively. Interest credited to contractholders is included in current and future benefits.

6. Dividend Restrictions and Shareholder's Equity

   The Company paid $553.0 million and $17.3 million in cash dividends to HOLDCO in 1998 and 1997, respectively. Additionally, at December 31, 1998, the Company accrued $206.0 million in dividends. Of the $759.0 million dividends paid and accrued in 1998, $756.0 million (all of which was approved by the Insurance Commissioner of the State of Connecticut) was attributable to proceeds from the sale of the domestic individual life insurance business.


   In January 1999, the accrued dividends of $206.0 million were paid by the Company to HOLDCO. Further dividends to be paid by the Company to HOLDCO during 1999 will need to be approved by the Insurance Department of the State of Connecticut (the "Department") prior to payment.


   The Department recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $148.1 million, $80.5 million and $57.8 million for the years ended December 31, 1998, 1997 and 1996, respectively. Statutory capital and surplus was $773.0 million and $778.7 million as of December 31, 1998 and 1997, respectively.


   As of December 31, 1998, the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.


7. Capital Gains and Losses on Investment Operations


   Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.


   Net realized capital gains on investments were as follows:



    (Millions)                                      1998       1997       1996
   ----------------------------------------------------------------------------
    Debt securities                                $ 7.4      $21.1      $ 9.5
    Equity securities                                3.0        8.6        7.5
   ----------------------------------------------------------------------------
    Pretax realized capital gains                  $10.4      $29.7      $17.0
   ============================================================================
    After-tax realized capital gains               $ 7.3      $19.2      $11.1
   ============================================================================

   Net realized capital gains of $15.0 million, $83.7 million and $52.5 million for 1998, 1997 and 1996, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in Policyholders' funds left with the Company. Net unamortized gains were $118.6 million and $120.1 million at December 31, 1998 and 1997, respectively.

7. Capital Gains and Losses on Investment Operations (continued)

   Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:



    (Millions)                              1998          1997          1996
   ----------------------------------------------------------------------------
    Proceeds on sales                     $6,790.2      $5,311.3      $5,182.2
    Gross gains                               98.8          23.8          22.1
    Gross losses                              91.4           2.7          12.6
   ----------------------------------------------------------------------------

   Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities, excluding those related to experience-rated contractholders) were as follows:


    (Millions)                                          1998        1997        1996
   -----------------------------------------------------------------------------------
    Debt securities                                  $ 18.9      $44.3      $(100.1)
    Equity securities                                 (16.1)       5.6        (10.5)
    Other                                              15.4         --           --
   -----------------------------------------------------------------------------------
        Subtotal                                       18.2       49.9       (110.6)
    Increase (decrease) in deferred income taxes
      (Refer to note 8)                                 6.3       17.5        (38.6)
   -----------------------------------------------------------------------------------
    Net changes in accumulated other
      comprehensive income                           $ 11.9      $32.4      $ (72.0)
   ===================================================================================

   Net unrealized capital gains allocable to experience-rated contracts of $355.8 million at December 31, 1998 are reflected on the Consolidated Balance Sheets in Policyholders' funds left with the Company and are not included in shareholder's equity. At December 31, 1997, net unrealized capital gains of $356.7 million and $72.6 million at December 31, 1997 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

7. Capital Gains and Losses on Investment Operations (continued)


   Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience-rated contractholders, at December 31:



    (Millions)                                            1998      1997       1996
   ----------------------------------------------------------------------------------
    Debt securities:
     Gross unrealized capital gains                     $157.3     $140.6     $101.7
     Gross unrealized capital losses                     (16.2)     (18.4)     (23.8)
   ----------------------------------------------------------------------------------
                                                         141.1      122.2       77.9
   ----------------------------------------------------------------------------------
    Equity securities:
     Gross unrealized capital gains                       13.1       21.2       16.3
     Gross unrealized capital losses                      (8.1)      (0.1)      (0.8)
   ----------------------------------------------------------------------------------
                                                           5.0       21.1       15.5
   ----------------------------------------------------------------------------------
    Other:
     Gross unrealized capital gains                       17.1         --         --
     Gross unrealized capital losses                      (1.7)        --         --
   ----------------------------------------------------------------------------------
                                                          15.4         --         --
   ----------------------------------------------------------------------------------
    Deferred income taxes (Refer to note 8)               56.7       50.4       32.9
   ----------------------------------------------------------------------------------
    Net accumulated other comprehensive income          $104.8     $ 92.9     $ 60.5
   ==================================================================================

   Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience-rated contractholders) were as follows:



   (Millions)                                           1998       1997         1996
   ----------------------------------------------------------------------------------
    Unrealized holding gains (losses) arising
      during the year (1)                               $38.3      $98.8       $(14.8)
    Less: reclassification adjustment for gains and
      other items included in net income (2)             26.4       66.4         57.2
   -----------------------------------------------------------------------------------
     Net unrealized gains (losses) on securities        $11.9      $32.4       $(72.0)
   ===================================================================================

    (1) Pretax unrealized holding gains (losses) arising during the year were $58.8 million, $152.3 million and ($22.9) million for 1998, 1997 and 1996, respectively.
    (2) Pretax reclassification adjustments for gains and other items included in net income were $40.6 million, $102.4 million and $87.7 million for 1998, 1997 and 1996, respectively.

8. Income Taxes


   The Company is included in the consolidated federal income tax return, the combined returns of Connecticut and New York, and the Illinois unitary state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes in the consolidated federal income tax return.


   Income taxes from continuing operations consist of the following:



    (Millions)                                    1998         1997         1996
   -------------------------------------------------------------------------------
    Current taxes (benefits):
     Federal                                     $ 246.4      $ 28.7      $ 30.0
     State                                           1.3         2.0         2.3
     Net realized capital gains                     16.8        39.1        24.4
   ------------------------------------------------------------------------------
                                                   264.5        69.8        56.7
   ------------------------------------------------------------------------------
    Deferred taxes (benefits):
     Federal                                      (203.2)        9.4        (7.6)
     Net realized capital (losses)                 (13.9)      (28.5)      (18.4)
   ------------------------------------------------------------------------------
                                                  (217.1)      (19.1)      (26.0)
   ------------------------------------------------------------------------------
      Total                                      $  47.4      $ 50.7      $ 30.7
   ==============================================================================

   Income taxes were different from the amount computed by applying the federal income tax rate to income from continuing operations before income taxes for the following reasons:



   (Millions)                                      1998        1997        1996
   ------------------------------------------------------------------------------
    Income from continuing operations before
      income taxes                                $187.0      $188.2      $115.9
    Tax rate                                        35%         35%         35%
    ------------------------------------------------------------------------------
    Application of the tax rate                     65.5        65.9        40.6
    Tax effect of:
     State income tax, net of federal benefit        0.9         1.3         1.5
     Excludable dividends                          (17.1)      (15.6)      (10.8)
     Other, net                                     (1.9)       (0.9)       (0.6)
   ------------------------------------------------------------------------------
      Income taxes                                $ 47.4      $ 50.7      $ 30.7
   ==============================================================================

8. Income Taxes (Continued)

   The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:



    (Millions)                                           1998        1997
   ------------------------------------------------------------------------
    Deferred tax assets:
     Insurance reserves                                $ 324.1      $415.8
     Unrealized gains allocable to experience
      rated contracts                                    124.5       150.1
     Investment (gains) losses                            (0.3)        6.6
     Postretirement benefits other than pensions          26.0        26.3
     Deferred compensation                                38.6        31.2
     Restructuring charge                                  2.9         9.5
     Depreciation                                          1.7         3.9
     Sale of individual life                              48.9           -
     Other                                                16.0         8.8
   ------------------------------------------------------------------------
    Total gross assets                                   582.4       652.2
   ------------------------------------------------------------------------

    Deferred tax liabilities:
     Deferred policy acquisition costs                   272.7       515.6
     Market discount                                       4.5         5.1
     Net unrealized capital gains                        181.2       200.5
     Pension                                               3.9         3.6
     Other                                                (0.5)       (0.6)
   ------------------------------------------------------------------------
    Total gross liabilities                              461.8       724.2
   ------------------------------------------------------------------------
    Net deferred tax (asset) liability                 $(120.6)     $ 72.0
   ========================================================================

   Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1998 and 1997, no valuation allowances were required for unrealized capital gains and losses.


   Management believes that it is more likely than not that the Company will realize the benefit of the net deferred tax asset. The Company expects sufficient taxable income in the future to realize the net deferred tax asset because of the Company's long-term history of having taxable income, which is projected to continue.


   The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1998. This amount would be taxed only under certain conditions.

   No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.


   The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.


9. Benefit Plans


   Aetna has noncontributory defined benefit pension plans covering substantially all employees. Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $0.8 million, $2.7 million and $4.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.


   In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1998, 1997 and 1996 were $0.9 million, $2.7 million and $1.8 million, respectively.


   As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after-tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings.


   The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.


   The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1998, 1997 and 1996 were $1.4 million, $0.6 million and $0.7 million, respectively.


   Effective January 1, 1999, the Company, in conjunction with Aetna, changed the formula for providing pension benefits from the existing final average pay formula to a cash balance formula,

 9. Benefit Plans (continued)


    which will credit employees annually with an amount equal to a percentage of eligible pay based on age and years of service as well as an interest credit based on individual account balances. The formula also provides for a transition period until December 1, 2006, which allows certain employees to receive vested benefits at the higher of the final average pay or cash balance formula. The changing of this formula will not have a material effect on the Company's results of operations, liquidity or financial condition.


    Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.7 million, $4.4 million and $5.4 million in 1998, 1997 and 1996, respectively.


    Stock Plans--Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1998, 1997 and 1996, were $4.1 million, $2.9 million and $8.1 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1998, other changes in shareholder's equity include an additional increase of $0.7 million reflecting revisions to the allocation of the deferred tax benefit.


10. Related Party Transactions


    Investment Advisory and Other Fees
    ----------------------------------


    In February 1998 and May 1998, Aeltus Investment Management Inc. ("Aeltus"), an affiliate of the Company, assumed investment advisory services for Aetna managed mutual funds and variable funds (collectively, the Funds), respectively. In connection with that assumption of duties, Aeltus entered into participation agreements with the Company. Participation fees paid to the Company, from Aeltus, included in charges assessed against policyholders amounted to $26.9 million for 1998. Prior to assuming investment advisory services, Aeltus served as subadvisor to the Funds. Since August 1996, Aeltus has served as advisor for most of the Company's General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1998, 1997 and 1996, the Company paid $21.7 million, $45.5 million and $16.0 million, respectively, in such fees.


    Prior to February 1998 and May 1998, the Company served as investment advisor to the Funds. Under the advisory agreements, the funds paid the Company a daily fee which, on an annual basis, ranged,

10. Related Party Transactions (continued)


    depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company is also compensated by the Separate Accounts (variable funds) for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis is, depending on the product, up to 2.15% of their average daily net assets. The amount of compensation and fees received from the Funds and Separate Accounts, included in charges assessed against policyholders, amounted to $287.0 million, $271.2 million and $186.6 million in 1998, 1997 and 1996, respectively.


    Reinsurance Transactions
    ------------------------


    Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred and the loan previously established was reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) as of December 31, 1997 relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million as of December 31, 1997 and was based upon the fair value of the underlying assets.


    Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct domestic individual non-participating life insurance business was sold to Lincoln. (Refer to note 2).


    The operating results of the domestic individual life business are presented as Discontinued Operations. Premiums of $336.3 million, $176.7 million and $25.3 million and current and future benefits of $341.1 million, $183.9 million and $39.5 million, were assumed in 1998, 1997 and 1996, respectively. Investment income of $17.0 million, $37.5 million and $44.1 million was generated from the reinsurance loan to affiliate for the years ended December 31, 1998, 1997 and 1996, respectively.


    Prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, the Company's retention limit per individual life was $2.0 million and amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business was reinsured with Aetna Life on a yearly renewable term basis. Premium amounts related to this agreement were $2.0 million, $5.9 million and $5.2 million for 1998, 1997 and 1996, respectively. This agreement was terminated effective October 1, 1998.


    Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly

10. Related Party Transactions (continued)


    renewable term basis. Premium amounts related to this agreement were $4.4 million and $0.7 million in 1998 and 1997, respectively. The business assumed under this agreement was retroceded to Lincoln effective October 1, 1998.


    On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $87.8 million and $32.5 million were maintained for this contract as of December 31, 1998 and 1997, respectively.


    Capital Transactions
    --------------------


    The Company received a capital contribution of $9.3 million and $10.4 million in cash from HOLDCO in 1998 and 1996, respectively. The Company received no capital contributions in 1997.


    The Company paid $553.0 million, $17.3 million and 3.5 million in cash dividends to HOLDCO in 1998, 1997 and 1996, respectively. Additionally, in 1998, the Company accrued $206.0 million in dividends. (Refer to Note 6)


    Other
    -----


    Premiums due and other receivables include $1.6 million and $37.0 million due from affiliates in 1998 and 1997, respectively. Other liabilities include $2.2 million and $1.2 million due to affiliates for 1998 and 1997, respectively.


    As of December 31, 1998, Aetna transferred to the Company $0.7 million based on its decision not to settle state tax liabilities for the years 1998 and 1997. The amount transferred as of December 31, 1997 was $2.5 million. This amount has been reported as an other change in retained earnings.


    Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.


11. Reinsurance


    On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. (Refer to note 2)


    Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

11. Reinsurance (continued)


    The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.



                                                     Ceded to       Assumed
                                         Direct       Other       from Other      Net
     (Millions)                          Amount     Companies      Companies     Amount
    ------------------------------------------------------------------------------------

                  1998
                  ----
     Premiums:
      Discontinued Operations            $166.8       $165.4        $340.6       $342.0
      Accident and Health Insurance        16.3         16.3            --           --
      Annuities                            80.8          2.9           1.5         79.4
    ------------------------------------------------------------------------------------
       Total earned premiums             $263.9       $184.6        $342.1       $421.4
    ====================================================================================

                  1997
                  ----
     Premiums:
      Discontinued Operations            $ 35.7       $ 15.1        $177.4       $198.0
      Accident and Health Insurance         5.6          5.6            --           --
      Annuities                            67.9           --           1.2         69.1
    ------------------------------------------------------------------------------------
       Total earned premiums             $109.2       $ 20.7        $178.6       $267.1
    ====================================================================================

                  1996
                  ----
     Premiums:
      Discontinued Operations            $ 34.6       $ 11.2        $ 25.3       $ 48.7
      Accident and Health Insurance         6.3          6.3            --           --
      Annuities                            84.3           --           0.6         84.9
    ------------------------------------------------------------------------------------
       Total earned premiums             $125.2       $ 17.5        $ 25.9       $133.6
    ====================================================================================

12. Segment Information


    Prior to October 1, 1998, the Company's operations were reported through two major business segments: Financial Services and Individual Life Insurance (now Discontinued Operations). Summarized financial information for the Company's principal operations was as follows:



                                                    (4)            (4)
                                                 Financial     Discontinued
    1998 (Millions)                               Services      Operations       Other          Total
    ----------------------------------------------------------------------------------------------------
     Revenue from external customers            $   433.3              --            --       $   433.3
     Net investment income                          877.6              --            --           877.6
    ----------------------------------------------------------------------------------------------------
     Total revenue excluding realized
      capital gains                             $ 1,310.9              --            --       $ 1,310.9
    ====================================================================================================
     Amortization of deferred policy
      acquisition costs                         $   106.7              --            --       $   106.7
    ----------------------------------------------------------------------------------------------------
     Income taxes                               $    57.7                       $ (10.3)      $    47.4
    ----------------------------------------------------------------------------------------------------
     Operating earnings (1)                     $   151.5              --            --       $   151.5
     Unusual items (2)                                 --              --       $ (19.2)          (19.2)
     Realized capital gains, net of tax               7.3              --            --             7.3
    ----------------------------------------------------------------------------------------------------
     Income from continuing operations          $   158.8              --       $ (19.2)      $   139.6
     Discontinued operations, net of tax:
      Income from operations                           --        $   61.8            --            61.8
      Gain on sale                                     --            59.0            --            59.0
    ----------------------------------------------------------------------------------------------------
     Net income                                 $   158.8        $  120.8       $ (19.2)      $   260.4
    ====================================================================================================
     Segment assets                             $43,458.6        $3,820.2            --       $47,278.8
    ----------------------------------------------------------------------------------------------------
     Expenditures for long-lived assets (3)            --              --       $   5.3       $     5.3
    ----------------------------------------------------------------------------------------------------

     (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
     (2) Unusual items excluded from operating earnings include an after-tax severance benefit of $1.6 million and after-tax Year 2000 costs of $20.8 million.
     (3) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.
     (4) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

12. Segment Information (Continued)


                                                   (3)            (3)
                                                Financial     Discontinued
     1997 (Millions)                            Services       Operations     Other      Total
    ----------------------------------------------------------------------------------------------
     Revenue from external customers            $   369.4             --        --      $   369.4
     Net investment income                          878.8             --        --          878.8
    ----------------------------------------------------------------------------------------------
     Total revenue excluding realized
      capital gains                             $ 1,248.2             --        --      $ 1,248.2
    ==============================================================================================
     Amortization of deferred policy
      acquisition costs                         $    82.8             --        --      $    82.8
    ----------------------------------------------------------------------------------------------
     Income taxes                               $    50.7             --        --      $    50.7
    ----------------------------------------------------------------------------------------------
     Operating earnings (1)                     $   118.3             --        --      $   118.3
     Realized capital gains, net of tax              19.2             --        --           19.2
    ----------------------------------------------------------------------------------------------
     Income from continuing operations          $   137.5             --        --      $   137.5
     Discontinued Operations, net of tax:
      Income from operations                           --       $   67.8        --           67.8
    ----------------------------------------------------------------------------------------------
     Net Income                                 $   137.5       $   67.8        --      $   205.3
    ==============================================================================================
     Segment assets                             $36,638.8       $3,507.6        --      $40,146.4
    ----------------------------------------------------------------------------------------------
     Expenditures for long-lived assets (2)            --             --      $9.6      $     9.6
    ----------------------------------------------------------------------------------------------

     (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
     (2) Expenditures for long-lived assets represents additions to property and equipment not allocable to business segments.
     (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

                                                        (3)            (3)
                                                     Financial     Discontinued
     1996 (Millions)                                  Services      Operations       Other        Total
    -----------------------------------------------------------------------------------------------------
     Revenue from external customers                 $  325.5            --             --      $  325.5
     Net investment income                              852.6            --             --         852.6
    -----------------------------------------------------------------------------------------------------
     Total revenue excluding realized capital
      gains                                          $1,178.1            --             --      $1,178.1
    =====================================================================================================
     Amortization of deferred policy acquisition
      costs                                          $   28.0            --             --      $   28.0
    -----------------------------------------------------------------------------------------------------
     Income taxes                                    $   35.6            --         $ (4.9)     $   30.7
    -----------------------------------------------------------------------------------------------------
     Operating earnings (losses) (1)                 $   83.2            --             --      $   83.2
     Unusual items (2)                                     --            --           (9.1)         (9.1)
     Realized capital gains, net of tax:                 11.1            --             --          11.1
    -----------------------------------------------------------------------------------------------------
     Income from continuing operations               $   94.3                       $ (9.1)     $   85.2
     Discontinued operations, net of tax
      Income from operations                               --         $55.9             --          55.9
    -----------------------------------------------------------------------------------------------------
     Net income (loss)                               $   94.3         $55.9         $ (9.1)     $  141.1
    =====================================================================================================

     (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
     (2) Unusual items excluded from operating earnings represent $9.1 million after-tax corporate facilities and severance charges not directly allocable to the business segments.
     (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)


13. Commitments and Contingent Liabilities


    Commitments
    -----------


    Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1998 and 1997, the Company had commitments to purchase investments of $68.7 million and $38.7 million, respectively. The fair value of the investments at December 31, 1998 and 1997 approximated $68.9 million and $39.0 million, respectively.


    Litigation
    ----------


    The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 4 TO
                           THE REGISTRATION STATEMENT

This Post-Effective Amendment No. 4 to Registration Statement No. 333-15817 is comprised of the following papers and documents:

o   The facing sheet.

o One prospectus consisting of 86 pages for the Flexible Premium Group Variable Universal Life Insurance Policy for New York State United Teachers Benefit Trust

o   The undertaking to file reports

o   The undertaking pursuant to Rule 484
o Representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940
o   The signatures
o   Written consents of the following persons:
       A.   Consent of Counsel (included as part of Exhibit No. 2 below)
       B.   Actuarial Consent (included as part of Exhibit No. 6 below)
       C.   Consent of Independent Auditors (included as Exhibit No. 7 below)

      The following Exhibits:

     1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:

            (1)        Resolution establishing Variable Life Account B(1)
            (2)        Not Applicable
            (3)(i)     Master General Agent Agreement(1)
            (3)(ii)    Life Insurance General Agent Agreement(1)
            (3)(iii)   Broker Agreement(1)
            (3)(iv)    Life Insurance Broker-Dealer Agreement(1)
            (3)(v)     Restated and Amended Third Party Administration and
                       Transfer Agent Agreement(2)
            (4)        Not Applicable
            (5)(i)     Group Policy (70262-97)(3)
            (5)(ii)    Certificate (70263-97) Under Group Policy(3)
            (5)(iii)   Disability Benefit Rider (70264-97)(3)
            (5)(iv)    Accelerated Death Benefit Rider (70265-97)(3)
            (5)(v)     Accidental Death Benefit Rider (70266-97)(3)
            (5)(vi)    Accelerated Death Benefit Disclosure Statement
                       (DISC/NYSUT)(3)
            (5)(vii)   Children Insurance Rider Term Insurance (70267-97)(3)
            (6)(i) Certificate of Incorporation of Aetna Life Insurance and Annuity Company, Depositor(4)
            (6)(ii)    Amendment of Certificate of Incorporation of
                       Aetna Life Insurance and Annuity Company, Depositor(5)
            (6)(iii)   By-Laws as amended September 17, 1997 of
                       Aetna Life Insurance and Annuity Company(6)
            (7)        Not Applicable
            (8)(i)     Fund Participation Agreement by and among Aetna Life
                       Insurance and Annuity Company and Aetna Variable Fund,
                       Aetna Variable Encore Fund, Aetna Income Shares,
                       Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc.
                       on behalf of each of its series, Aetna Variable
                       Portfolios, Inc. on behalf of each of its series, and Aeltus Investment Management, Inc. dated as of
                       May 1, 1998(7)
            (8)(ii)    Amendment dated November 9, 1998 to Fund Participation
                       Agreement by and among Aetna Life Insurance and Annuity
                       Company and Aetna Variable Fund, Aetna Variable Encore
                       Fund, Aetna Income Shares, Aetna Balanced


                       VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc.
                       on behalf of each of its series, and Aeltus Investment
                       Management, Inc. dated as of May 1, 1998(8)
            (8)(iii)   Service Agreement between Aeltus Investment Management,
                       Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable
                       Fund, Aetna Variable Encore Fund, Aetna Income Shares,
                       Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc.
                       on behalf of each of its series, and Aetna Variable
                       Portfolios, Inc. on behalf of each of its series dated as of May 1, 1998(7)
            (8)(iv) Amendment dated November 4, 1998 to Service Agreement between Aeltus Investment Management, Inc. and Aetna
                       Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna
                       Variable Encore Fund, Aetna Income Shares, Aetna
                       Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series dated as of May 1, 1998(8)
            (8)(v)     Fund Participation Agreement between Aetna Life
                       Insurance and Annuity Company, Variable Insurance
                       Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15,
                       1994, February 1, 1995, May 1, 1995, January 1, 1996
                       and March 1, 1996(9)
            (8)(vi)    Fifth Amendment dated as of May 1, 1997 to the Fund
                       Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1,
                       1994 and amended on December 15, 1994, February 1,
                       1995, May 1, 1995, January 1, 1996 and March 1, 1996(9)
            (8)(vii)   Sixth Amendment dated November 6, 1997 to the Fund
                       Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1,
                       1994 and amended on December 15, 1994, February 1,
                       1995, May 1, 1995, January 1, 1996, March 1, 1996 and
                       May 1, 1997(10)
            (8)(viii)  Seventh Amendment dated as of May 1, 1998 to the Fund
                       Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1,
                       1994 and amended on December 15, 1994, February 1,
                       1995, May 1, 1995, January 1, 1996, March 1, 1996, May
                       1, 1997 and November 6, 1997(7)
            (8)(ix)    Fund Participation Agreement between Aetna Life
                       Insurance and Annuity Company, Variable Insurance
                       Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15,
                       1994, February 1, 1995, May 1, 1995, January 1, 1996
                       and March 1,1996(5)
            (8)(x)     Fifth Amendment dated as of May 1, 1997 to the Fund
                       Participation Agreement between Aetna Life Insurance and Annuity Company, Variable


                       Insurance Products Fund II and Fidelity Distributors
                       Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                       January 1, 1996, and March 1, 1996(9)
            (8)(xi)    Sixth Amendment dated as of January 20, 1998 to the
                       Fund Participation Agreement between Aetna Life
                       Insurance and Annuity Company, Variable Insurance
                       Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15,
                       1994, February 1, 1995, May 1, 1995, January 1, 1996,
                       March 1, 1996 and May 1, 1997(11)
            (8)(xii)   Seventh Amendment dated as of May 1, 1998 to the Fund
                       Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund
                       II and Fidelity Distributors Corporation dated February
                       1, 1994 and amended on December 15, 1994, February 1,
                       1995, May 1, 1995, January 1, 1996, March 1, 1996, May
                       1, 1997 and January 20, 1998(7)
            (8)(xiii)  Service Agreement between Aetna Life Insurance and
                       Annuity Company and Fidelity Investment Institutional
                       Operations Company dated as of November 1, 1995(12)
            (8)(xiv) Amendment dated January 1, 1997 to Service Agreement between Aetna Life Insurance and Annuity Company and
                       Fidelity Investment Institutional Operations Company dated as of November 1, 1995(9)
            (8)(xv)    Service Contract between Fidelity Distributors
                       Corporation and Aetna Life Insurance and Annuity Company dated May 2, 1997(8)
            (8)(xvi) Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and Annuity Company and
                       Janus Capital Corporation dated December 8, 1997(13)
            (8)(xvii)  Amendment dated October 12, 1998 to Fund Participation
                       Agreement among Janus Aspen Series and Aetna Life
                       Insurance and Annuity Company and Janus Capital
                       Corporation dated December 8, 1997(8)
            (8)(xviii) Service Agreement between Janus Capital Corporation and Aetna Life Insurance and Annuity Company dated
                       December 8, 1997(13)
            (8)(xix) Fund Participation Agreement dated March 11, 1997 between Aetna Life Insurance and Annuity Company and
                       Oppenheimer Variable Annuity Account Funds and
                       Oppenheimer Funds, Inc.(14)
            (8)(xx) Service Agreement effective as of March 11, 1997 between Oppenheimer Funds, Inc. and Aetna Life Insurance and Annuity Company(14)
            (9)        Not Applicable
            (10)(i)    Application for Group Variable Universal Life Insurance
                       (Application for Group Policy) (70262-1997NYAPP)(3)
            (10)(ii)   Life Insurance Pre-APP (70272-97)(3)


            (10)(iii)  Group Life Insurance Application (70272-97(A)ZNY)(3)
            (10)(iv)   Supplement (70268-97(5/98)) to Application for Variable
                       Life Insurance(3)
            (11)       Issuance, Transfer and Redemption Procedures(15)

            2.         Opinion and Consent of Counsel
            3.         Not Applicable
            4.         Not Applicable
            5.         Not Applicable
            6.         Actuarial Opinion and Consent
            7.         Consent of Independent Auditors
            8.         Copy of Power of Attorney(16)


1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed on February 16, 1996.
2. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form S-6 (File No. 33-75248), as filed on July 29, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 333-15817), as filed on April 16, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed on April 15, 1996.
5. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 11, 1997.
6. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-91846), as filed on October 30, 1997.
7. Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed on June 8, 1998.
8. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-56297), as filed on December 14, 1998.
9. Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed on September 29, 1997.
10. Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 9, 1998.
11. Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-75248), as filed on February 24, 1998.
12. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed on June 28, 1996.
13. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed on December 31, 1997).
14. Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed on April 16, 1997.
15. Incorporated by reference to Registration Statement on Form S-6 (File No. 333-27337), as filed on May 16, 1997.

16. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 333-56297), as filed on February 25, 1999. In addition, a certified copy of the resolution adopted by the Depositor's Board of Directors authorizing filings pursuant to a power of attorney as required by Rule 478 under the Securities Act of 1933 is incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-75986), as filed on April 12, 1996.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of Aetna Life Insurance and Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement on Form S-6 (File No. 333-15817) and has duly caused this Post-Effective Amendment No. 4 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 16th day of April, 1999.


                                       VARIABLE LIFE ACCOUNT B OF
                                       AETNA LIFE INSURANCE AND
                                       ANNUITY COMPANY
                                        (Registrant)

(SEAL)

ATTEST:  /s/  Karen A. Peddle
         -----------------------------
         Karen A. Peddle
         Assistant Corporate Secretary

                                       By: AETNA LIFE INSURANCE AND
                                           ANNUITY COMPANY
                                            (Depositor)

                                       By: Thomas J. McInerney*
                                           -------------------------------
                                           Thomas J. McInerney
                                           Principal Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.



Signature                              Title                                    Date
---------                              -----                                    ----

Thomas J. McInerney*                   Director and President                   )
---------------------                  (Principal Executive Officer)            )
Thomas J. McInerney                                                             )
                                                                                )   April
Shawn P. Mathews*                      Director                                 )   16, 1999
---------------------                                                           )
Shawn P. Mathews



Signature                              Title                                    Date
---------                              -----                                    ----

                                                                                )
Catherine H. Smith*                    Director and Chief Financial             )
---------------------                  Officer                                  )
Catherine H. Smith                                                              )
                                                                                )
Deborah Koltenuk*                      Vice President, Treasurer and            )
---------------------                  Corporate Controller                     )
Deborah Koltenuk                                                                )

By: /s/ Julie E. Rockmore
    ---------------------
    Julie E. Rockmore
    *Attorney-in-Fact


                             VARIABLE LIFE ACCOUNT B
                                  Exhibit Index


Exhibit No.     Exhibit
-----------     -------
99-2            Opinion and Consent of Counsel
                                                               -----------------

99-7            Consent of Independent Auditors
                                                               -----------------